As filed with the Securities & Exchange Commission         October 20, 1997
                                                           --------------------

Securities Act File No.              33-55758
                                 ----------------
Investment Company Act File No.      811-7366
                                 ----------------

                          SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC 20549

                                      FORM N-1A

Registration Statement Under the Securities Act of 1933                   X

                                                                        -----

         Pre-Effective Amendment No.
                                         ----                           -----
         Post-Effective Amendment No.    8                                X
                                         ----                           -----

Registration Statement Under the Investment Company Act of 1940           X
                                                                        -----

              Amendment No.              10                               X
                                         ----                           -----

                               THE ANALYTIC SERIES FUND
                  (Exact Name of Registrant as Specified in Charter)

              700 South Flower Street, Suite 2400, Los Angeles, CA 90017
                       (Address of principal executive offices)

                    Registrant's Telephone Number:  (213) 688-3015

                        NAME AND ADDRESS OF AGENT FOR SERVICE

                                                       COPIES TO:
HARINDRA DE SILVA                                      MICHAEL GLAZER
Analytic-TSA Global Asset                              Paul, Hastings, Janofsky
Management, Inc.                                       & Walker LLP
700 South Flower Street, Suite 2400                    555 South Flower Street
Los Angeles, CA 90017                                  Los Angeles, CA 90071


It is proposed that this filing will become effective:
 X       immediately upon filing pursuant to paragraph (b)
---      on  ___________  pursuant to paragraph (b)
---      60 days after filing pursuant to paragraph (a)(1)
---      on ________________ pursuant to Rule 485 paragraph (a)(1)
---      75 days after filing pursuant to paragraph (a)(2)
---      on ________________ pursuant to paragraph (a)(2) of Rule 485
---      This post-effective amendment designates a new effective date for a
---      previously filed post-effective amendment.


The Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant's Rule 24f-2 Notice for its most recent fiscal year was filed on February 27, 1997.

                                CROSS REFERENCE SHEET

                                      FORM N-1A

                     PART A:   INFORMATION REQUIRED IN PROSPECTUS



  N-1A Item No.            Item                                       Location in Registration Statement
  -------------            ----                                       ----------------------------------
    1.        Cover Page                                             Cover Page - Prospectus
    2.        Synopsis                                               Fund Expenses; Yield and Total Return
                                                                     Disclosure
    3.        Condensed Financial Information                        Highlights
    4.        General Description of Registrant                      Investment Objective and Policies; Investment
                                                                     Risks
    5.        Management of the Fund                                 Management of the Fund
    6.        Capital Stock and Other Securities                     General Information;  Dividends, Capital Gains
                                                                     and Taxes;  Shareholder Guide
    7.        Purchase of Securities Being Offered                   Highlights;  Shareholder Guide - Purchasing
                                                                     Shares;  Shareholder Guide - Exchanging Shares
    8.        Redemption or Repurchase                               Highlights;  Shareholder Guide - Redeeming
                                                                     Shares;  Shareholder Guide - Exchanging Shares
    9.        Legal Proceedings                                      Not Applicable


PART B:   INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

  N-1A Item No.            Item                                       Location in Registration Statement
  -------------            ----                                       ----------------------------------
    10.       Cover Page                                             Cover Page - Statement of Additional
                                                                     Information
    11.       Table of Contents                                      Table of Contents
    12.       General Information and History                        Not Applicable
    13.       Investment Objectives and Policies                     Investment Objective and Policies;
                                                                     Investment Limitations
    14.       Management of Registrant                               Management of the Fund
    15.       Control Persons and Principal Holders of               Management of the Fund;  Principal Shareholders
              Securities
    16.       Investment Advisory and Other Services                 Investment Advisory and Other Services

    17.       Brokerage Allocation and Other Practices               Portfolio Transactions

    18.       Capital Stock and Other Securities                     Not Applicable (See Prospectus)

    19.       Purchase, Redemption, and Pricing of                   Portfolio Transactions - Portfolio
              Securities Being Offered                               Valuation; Purchase of Shares; Redemption of Shares
    20.       Tax Status                                             Taxation; Investment Objective and Policies - Taxes

    21.       Underwriters                                           Not Applicable

    22.       Calculation of Performance Data                        Yield, Total Return, and Other Performance

                                                                 Statistics
    23.       Financial Statements                                   Financial Statements



                              PART C:  OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                            THE ANALYTIC SERIES FUND
                                 (800) 374-2633



                       PROSPECTUS DATED OCTOBER 20, 1997


         A NO-LOAD OPEN-END FUND WITH NO SALES CHARGE OR REDEMPTION FEE

                               TABLE OF CONTENTS

                                                    PAGE
                                                    -----
Highlights.....................................           3
Fund Expenses..................................           6
Financial Highlights...........................           7
Investment Objectives and Policies.............          10
Investment Risks...............................          13
Who Should Invest..............................          15
Implementation of Policies.....................          16
Management of the Fund.........................          31
Investment Adviser.............................          31
The Share Price of Each Portfolio..............          35

                                                    PAGE
                                                    -----
Dividends, Capital Gains and Taxes.............          36
General Information............................          38
Yield, Total Return, and Other Calculations....          39
SHAREHOLDER GUIDE..............................          41
Opening an Account.............................          41
Purchasing Shares..............................          41
Redeeming Shares...............................          43
Exchanging Shares..............................          47
Withdrawal Plan................................          48


                             ABOUT THIS PROSPECTUS


    This Prospectus sets forth concisely the information you should know about the Fund before you invest. It should be retained for future reference. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus and a copy may be obtained without charge by calling the Fund's sub-transfer agent at (800) 374-2633.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
        PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
           REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE DATE OF THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION
                              IS OCTOBER 20, 1997

                            THE ANALYTIC SERIES FUND
                                 (800) 374-2633


INVESTMENT OBJECTIVES               The Analytic Series Fund, a Delaware business trust (the
AND POLICIES                        "Fund"), is a no-load, open-end diversified investment
                                    company or "mutual fund" presently consisting of 3
                                    separate Portfolios, each with a distinct investment
                                    objective. The Portfolios are: the Analytic Short-Term
                                    Government Portfolio ("SHORT-TERM GOVERNMENT
                                    PORTFOLIO"), the Analytic Master Fixed Income Portfolio
                                    ("MASTER FIXED INCOME PORTFOLIO"), and the Analytic
                                    Enhanced Equity Portfolio ("ENHANCED EQUITY PORTFOLIO").

                                    The investment objective of the SHORT-TERM GOVERNMENT
                                    PORTFOLIO is to provide a high level of income
                                    consistent with both low fluctuations in market value
                                    and low credit risk. At least 80% of the total assets of
                                    the Portfolio will be invested in U.S. Government
                                    securities and up to 20% may be invested in securities
                                    of foreign issuers.

                                    The investment objective of the MASTER FIXED INCOME
                                    PORTFOLIO is to provide above-average total returns from
                                    a diversified bond portfolio consisting primarily of
                                    domestic government, corporate, and mortgage-related
                                    fixed income securities. Up to 20% of the total assets
                                    of the Portfolio may be invested in securities of
                                    foreign issuers.

                                    The investment objective of the ENHANCED EQUITY
                                    PORTFOLIO is to provide above-average total returns from
                                    a diversified equity portfolio which consists primarily
                                    of domestic common stocks and related investments such
                                    as options and futures. Up to 20% of the total assets of
                                    the Portfolio may be invested in securities of foreign
                                    issuers.

OPENING AN ACCOUNT                  Please complete and return the Account Registration. If
                                    you need assistance in completing this form, please call
                                    the Fund's sub-transfer agent at (800) 374-2633. There
                                    is no minimum investment for tax deferred retirement
                                    accounts; otherwise, the minimum initial investment is
                                    $5,000 invested in any proportion among the Portfolios.
                                    Shares may be purchased at net asset value per share,
                                    without a sales charge, next determined after receipt of
                                    a purchase order in good form.

                                   HIGHLIGHTS


THREE SEPARATE PORTFOLIOS           Investors may choose from any of the three Portfolios of
                                    the Fund. The investment characteristics of each
                                    Portfolio are summarized in the chart below.
                                    PAGE 10


                               PORTFOLIO SUMMARY


                                                                                                               MAY USE
                                                                                           MAY USE OPTIONS     FOREIGN
PORTFOLIO                                        PRIMARY INVESTMENTS                         AND FUTURES     SECURITIES
---------------------------  ------------------------------------------------------------  ---------------  -------------
Short-Term Government        Shorter term U.S. Treasury & U.S. Government agency fixed              Yes             Yes
                             income securities, with an average duration of 1 to 3 years

Master Fixed Income          Intermediate and longer term U.S. Government and high grade            Yes             Yes
                             corporate and mortgage-related fixed income securities

Enhanced Equity              Publicly traded common stocks with average capitalization              Yes             Yes
                             typical of medium to large companies



RISK CHARACTERISTICS                The securities in the Portfolios are subject to various
                                    risks, including interest rate risk, credit risk,
                                    currency risk and equity risk. The following chart
                                    summarizes the Adviser's opinion of the exposure of each
                                    Portfolio to these risks and the expected price
                                    fluctuations due to these and other risks, based on the
                                    historical financial characteristics of the various
                                    securities.
                                    PAGE 13


                                  RISK SUMMARY

                              INTEREST RATE
                                   AND                               CURRENCY    EXPECTED PORTFOLIO
PORTFOLIO                      CREDIT RISK         EQUITY RISK         RISK      PRICE FLUCTUATIONS
---------------------------  ----------------  --------------------  ---------  ---------------------
Short-Term Government              Low                 None             Low        Low to Moderate

Master Fixed Income                High          Low to Moderate        Low       Moderate to High

Enhanced Equity                    Low                 High             Low       High to Very High

INVESTMENT ADVISER                  Analytic-TSA Global Asset Management, Inc. (the
                                    "Adviser"), 700 South Flower Street, Suite 2400, Los
                                    Angeles, CA 90017, is the investment adviser of the
                                    Fund. The Adviser is a wholly owned subsidiary of United
                                    Asset Management Corporation, a holding company
                                    described under "Management of the Fund" in the
                                    Statement of Additional Information.
                                    PAGE 31

DIVIDEND POLICY                     The Short-Term Government and Master Fixed Income
                                    Portfolios declare a dividend each business day based on
                                    their respective net investment incomes. These dividends
                                    are paid on the first business day of each month. The
                                    Enhanced Equity Portfolio declares and pays its net
                                    investment income on the last business day of the
                                    calendar quarter. All Portfolios distribute net realized
                                    capital gains, if any, annually.
                                    PAGE 36

TAXES                               Dividends and capital gains distributions paid by the
                                    Fund's Portfolios are generally subject to federal,
                                    state and local income taxes. However, depending on
                                    provisions of your state's tax law, the portion of a
                                    Portfolio's income derived from "full faith and credit"
                                    U.S. Treasury obligations may be exempt from state and
                                    local taxes. A sale of shares, whether by outright
                                    redemption or exchange, is a taxable event and may
                                    result in a capital gain or loss.
                                    PAGE 36

PURCHASING SHARES                   Shares may be purchased by wire, mail, or exchange from
                                    another Portfolio in the Fund, at net asset value per
                                    share, without a sales charge, next determined after
                                    receipt of a purchase order in good form. There is no
                                    minimum initial or subsequent purchase of Portfolio
                                    shares by tax deferred retirement plans (including IRA,
                                    SEP-IRA and profit sharing and money purchase plans) or
                                    Uniform Gifts to Minors Act accounts. For other
                                    investors the minimum is $5,000 for an initial purchase,
                                    in any proportion among the Portfolios, and there is no
                                    minimum for subsequent purchases.
                                    PAGE 41

REDEEMING SHARES                    Shares are redeemed without charge and redemptions may
                                    be made by telephone, mail, or exchange to another
                                    Portfolio in the Fund.
                                    PAGE 43

ADMINISTRATIVE SERVICES             UAM Fund Services, Inc., a wholly-owned subsidiary of
                                    United Asset Management Corporation, is responsible for
                                    performing

                                    and overseeing all administrative, fund accounting,
                                    dividend disbursing and transfer agent services for the
                                    Fund. UAM Fund Services has subcontracted certain of
                                    these services to Chase Global Funds Services Company,
                                    an affiliate of The Chase Manhattan Bank. Chase Global
                                    Funds Services Company will act as the Fund's
                                    sub-dividend disbursing agent, sub-transfer agent and
                                    sub-shareholder servicing agent.
                                    PAGE 33

                                    Shareholder inquiries should be addressed to the Fund's
                                    sub-shareholder servicing agent at: Analytic Funds, c/o
                                    Chase Global Funds Services Company, P.O. Box 2798,
                                    Boston, MA 02208; telephone (800) 374-2633.

FUND EXPENSES                       The following table illustrates the expenses and fees
                                    that a shareholder of the Fund will incur. However,
                                    transaction fees may be charged if a broker-dealer or
                                    other financial intermediary deals with the Fund on your
                                    behalf (See "Shareholder Guide-- Purchasing Shares").
                                    The other expenses set forth below are estimates for the
                                    fiscal year ending December 31, 1997 and are annualized
                                    based on each Portfolio's operations during the semi-
                                    annual period ended June 30, 1997, except that they have
                                    been restated to reflect the current expense caps.


                                                                            SHORT-TERM      MASTER     ENHANCED
                                                                            GOVERNMENT   FIXED INCOME   EQUITY
SHAREHOLDER TRANSACTION EXPENSES                                             PORTFOLIO    PORTFOLIO    PORTFOLIO
--------------------------------------------------------------------------  -----------  ------------  ---------
Sales Load Imposed on Purchases...........................................     None          None        None
Sales Load Imposed on Reinvested Dividends................................     None          None        None
Redemption Fees...........................................................     None          None        None
Exchange Fees.............................................................     None          None        None


                                                                              SHORT-TERM        MASTER         ENHANCED
                                                                              GOVERNMENT     FIXED INCOME       EQUITY
ANNUAL FUND OPERATING EXPENSES                                                PORTFOLIO        PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------  --------------  ---------------  -------------
Management Fees (after expense reimbursement)*............................        0.00%            0.45%           0.00%
12b-1 Fees................................................................       None            None            None
Other Expenses (after expense reimbursement)*.............................         0.60             0.45            1.00
                                                                                    ---              ---             ---
Total Fund Operating Expenses (after expense reimbursement)*..............         0.60   %         0.90   %        1.00  %



* AFTER REIMBURSEMENT OF EXPENSES. The Adviser has voluntarily agreed to reimburse expenses of the Fund, including advisory fees (but excluding interest, taxes, and extraordinary expenses) that exceed 0.60%, 0.90% and 1.00% of average daily net assets for the Short-Term Government, Master Fixed Income and Enhanced Equity Portfolios, respectively, for the year ending December 31, 1997. Without such reimbursement, it is estimated based on the operations of each Portfolio during the semi-annual period ended June 30, 1997, adjusted in the case of the Master Fixed Income Portfolio for a decrease in assets since June 30, 1997, that annual expenses for each Portfolio for the year ending December 31, 1997 would be as follows:



                                                                              SHORT-TERM        MASTER         ENHANCED
                                                                              GOVERNMENT     FIXED INCOME       EQUITY
                                                                              PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                                            --------------  ---------------  -------------
Management Fees...........................................................        0.30%            0.45%           0.60%
Other Expenses............................................................        4.24%            2.66%           1.07%
                                                                                   ---              ---             ---
Total Fund Operating Expenses.............................................        4.54%            3.11%           1.67%


EXAMPLE                             The following example illustrates the expenses you would
                                    pay on a $1,000 investment, assuming (1) a 5% annual
                                    rate of return and (2) redemption at the end of each
                                    period.


PORTFOLIO                                                                        1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------  -----------  -----------  -----------  -----------
Short-Term Government........................................................   $       6    $      19    $      33    $      75
Master Fixed Income..........................................................           9           29           50          111
Enhanced Equity..............................................................          10           32           55          122


    The purpose of the above information is to help an investor in the Fund to understand the various fees and expenses an investor will bear directly or indirectly. THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

    The financial statements in the tables below for each of the four years in the period ended December 31, 1996, and the one month ended December 31, 1992, have been audited by Deloitte & Touche LLP, independent auditors. Such financial statements and the report of Deloitte & Touche LLP thereon are incorporated by reference in the Statement of Additional Information. Also presented in the tables below are unaudited semi-annual financial statements for the six-month period ended June 30, 1997. Copies of the Fund's 1996 Annual Report to Shareholders and 1997 Semi-Annual Report to Shareholders may be obtained, at no charge, by telephoning the Fund at the telephone number appearing on the cover page of this Prospectus.

SHORT-TERM GOVERNMENT PORTFOLIO


                                            SIX
                                          MONTHS
                                           ENDED                                        ONE MONTH
                                           JUNE                                           ENDED
                                            30,         YEAR ENDED DECEMBER 31,         DECEMBER
                                           1997    ----------------------------------      31,
                                          (UNAUDITED)  1996  1995     1994     1993       1992
                                          -------  -------  -------  -------  -------  -----------
Net asset value, beginning of period....  $ 9.83   $  9.98  $  9.55  $ 10.03  $ 10.03    $ 10.00
                                          -------  -------  -------  -------  -------  -----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................    0.27      0.62     0.56     0.48     0.53       0.05
  Net realized and unrealized gains
    (losses) on investments.............   (0.06 )   (0.10)    0.43    (0.48)    0.00       0.03
                                          -------  -------  -------  -------  -------  -----------
    Total from investment operations....    0.21      0.52     0.99     0.00     0.53       0.08
                                          -------  -------  -------  -------  -------  -----------
LESS DISTRIBUTIONS:
  From net investment income............    0.27      0.66     0.56     0.48     0.53       0.05
  Return of capital.....................    0.00      0.01     0.00     0.00     0.00       0.00
                                          -------  -------  -------  -------  -------  -----------
    Total distributions.................    0.27      0.67     0.56     0.48     0.53       0.05
                                          -------  -------  -------  -------  -------  -----------
Net asset value, end of period..........  $ 9.77   $  9.83  $  9.98  $  9.55  $ 10.03    $ 10.03
                                          -------  -------  -------  -------  -------  -----------
                                          -------  -------  -------  -------  -------  -----------
TOTAL RETURN............................    2.20 %    5.28%   10.65%    0.00%    5.37%      9.38%
                                          -------  -------  -------  -------  -------  -----------
                                          -------  -------  -------  -------  -------  -----------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($000)........  $1,049   $ 1,008  $27,880  $24,481  $26,097    $ 7,619
Ratio of expenses to average net
 assets(1)..............................    4.54 %+    0.76%    0.82%    0.85%    0.75%      0.77%+
Ratio of net investment income to
 average net assets.....................    5.56 %+    5.99%    5.76%    5.37%    4.91%      5.45%+
Portfolio turnover rate.................    0.00 %   31.48%   10.15%    3.21%   85.69%      0.00%



(1) Gross of Adviser reimbursed expenses. With expense reduction, such ratios would have been 0.60%+, 0.56%, 0.50%, 0.45%, 0.45%, and 0.45%+ for the six
    months ended June 30, 1997, for each of the years in the periods ended December 31, 1996, and for the month ended December 31, 1992, respectively.


+ Annualized

MASTER FIXED INCOME PORTFOLIO


                                            SIX
                                          MONTHS
                                           ENDED                                           ONE MONTH
                                           JUNE                                              ENDED
                                            30,          YEAR ENDED DECEMBER 31,           DECEMBER
                                           1997    -----------------------------------        31,
                                          (UNAUDITED)  1996  1995     1994      1993         1992
                                          -------  -------  -------  ------    -------    -----------
Net asset value, beginning of period....  $10.27   $ 10.41  $  9.50  $10.26    $ 10.06      $10.00
                                          -------  -------  -------  ------    -------    -----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................    0.28      0.58     0.61    0.64       0.67        0.04
  Net realized and unrealized gains
    (losses) on investment and option
    transactions........................    0.04     (0.01)    0.91   (0.75)      0.41        0.06
                                          -------  -------  -------  ------    -------    -----------
    Total from investment operations....    0.32      0.57     1.52   (0.11)      1.08        0.10
                                          -------  -------  -------  ------    -------    -----------
LESS DISTRIBUTIONS:
  From net investment income............    0.28      0.58     0.61    0.64       0.67        0.04
  From net realized gains...............    0.00      0.12     0.00    0.01       0.21        0.00
  In excess of net realized gains.......    0.00      0.01     0.00    0.00       0.00        0.00
                                          -------  -------  -------  ------    -------    -----------
  Total distributions...................    0.28      0.71     0.61    0.65       0.88        0.04
                                          -------  -------  -------  ------    -------    -----------
Net asset value, end of period..........  $10.31   $ 10.27  $ 10.41  $ 9.50    $ 10.26      $10.06
                                          -------  -------  -------  ------    -------    -----------
                                          -------  -------  -------  ------    -------    -----------
TOTAL RETURN............................    3.19 %    5.69%   16.43%  (1.04)%    10.94%      13.09%
                                          -------  -------  -------  ------    -------    -----------
                                          -------  -------  -------  ------    -------    -----------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($000)........  $31,038  $28,926  $24,868  $6,155    $ 8,066      $9,219
Ratio of expenses to average net
 assets(1)..............................    0.90 %+    0.97%    1.03%   1.17%     1.04%       1.05%+
Ratio of net investment income to
 average net assets.....................    5.61 %+    5.66%    5.99%   7.16%     6.39%       5.63%+
Portfolio turnover rate.................   10.56 %   21.95%   31.82%  44.30%    105.39%       0.00%
Average commission rate(2)..............  $0.0220  $0.0418  $0.0277



(1) Gross of Adviser reimbursed expenses and expenses indirectly paid through broker arrangements. With both expense reductions, such ratios would have been 0.90%+, 0.72%, 0.69%, 0.60%, 0.60% and 0.60%+ for the six months ended
    June 30, 1997, for each of the years in the periods ended December 31, 1996 and for the month ended December 31, 1992, respectively.


(2) The formula for calculating the average commission rate is total commission paid divided by the total shares purchased and sold. Each option contract is 100 shares.

+ Annualized

ENHANCED EQUITY PORTFOLIO


                                            SIX
                                          MONTHS
                                           ENDED                                        ONE MONTH
                                           JUNE                                           ENDED
                                            30,         YEAR ENDED DECEMBER 31,         DECEMBER
                                           1997    ----------------------------------      31,
                                          (UNAUDITED)  1996  1995     1994     1993       1992
                                          -------  -------  -------  -------  -------  -----------
Net asset value, beginning of period....  $12.09   $ 12.94  $  9.83  $ 10.15  $ 10.02    $ 10.00
                                          -------  -------  -------  -------  -------  -----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................    0.07      0.21     0.23     0.28     0.40       0.01
  Net realized and unrealized gains
    (losses) on investments and
    options.............................    1.94      2.74     3.22    (0.32)    0.62       0.02
                                          -------  -------  -------  -------  -------  -----------
      Total from investment
        operations......................    2.01      2.95     3.45    (0.04)    1.02       0.03
                                          -------  -------  -------  -------  -------  -----------
LESS DISTRIBUTIONS:
  From net investment income............    0.06      0.21     0.23     0.28     0.40       0.01
  From net realized gains...............    0.00      3.58     0.11     0.00     0.37       0.00
  In excess of net realized gains.......    0.00      0.01     0.00     0.00     0.00       0.00
  Return of capital.....................    0.00      0.00     0.00     0.00     0.12       0.00
                                          -------  -------  -------  -------  -------  -----------
  Total distributions...................    0.06      3.80     0.34     0.28     0.89       0.01
                                          -------  -------  -------  -------  -------  -----------
Net asset value, end of period..........  $14.04   $ 12.09  $ 12.94  $  9.83  $ 10.15    $ 10.02
                                          -------  -------  -------  -------  -------  -----------
                                          -------  -------  -------  -------  -------  -----------
TOTAL RETURN............................   16.65 %   22.95%   35.36%   (0.37)%   10.07%      4.08%
                                          -------  -------  -------  -------  -------  -----------
                                          -------  -------  -------  -------  -------  -----------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($000)........  $4,838   $ 3,519  $ 2,318  $ 1,511  $   903    $12,823
Ratio of expenses to average net
 assets(1)..............................    1.67 %+    1.51 (1)    1.33 (1)    1.35%    1.35%      1.07%+
Ratio of net investment income to
 average net assets.....................    1.31 %+    1.53%    2.02%    3.24%    2.16%      1.66%+
Portfolio turnover rate.................  113.80 %  179.47%   10.15%   24.75%   76.34%     25.20%
Average commission rate(2)..............  $0.0272  $0.0658  $0.0431



(1) Gross of Adviser reimbursed expenses and expenses paid indirectly through broker arrangements.With both expense reductions, such ratios would have been 1.00%+, 0.91%, 0.50%, 0.24%, 0.57%, and 0.70%+ for the six months ended
    June 30, 1997, for each of the years in the periods ended December 31, 1996, and for the month ended December 31, 1992, respectively.


(2) The formula for calculating the average commission rate is total commission paid divided by the total shares purchased and sold. Each option contract is 100 shares.

+ Annualized

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
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INVESTMENT OBJECTIVES               The investment objectives and policies of each Portfolio
AND POLICIES                        are listed below. The objectives are fundamental and may
                                    not be changed without shareholder approval. However,
                                    the investment policies, practices, and strategies
                                    employed in pursuit of each Portfolio's objective are
                                    not fundamental and may be changed without shareholder
                                    approval. Because there are risks inherent in all
                                    securities investments, there is no assurance that these
                                    objectives will be achieved.

SHORT-TERM GOVERNMENT PORTFOLIO     INVESTMENT OBJECTIVE:

                                    The investment objective of the Short-Term Government
                                    Portfolio is to provide a high level of income
                                    consistent with both low fluctuations in market value
                                    and low credit risk.

                                    INVESTMENT POLICIES:

                                    The Short-Term Government Portfolio seeks to achieve its
                                    investment objective by investing primarily in U.S.
                                    Treasury or U.S. Government agency securities to
                                    minimize credit risk. To minimize fluctuations in market
                                    value, the Portfolio is expected, under normal market
                                    conditions, to maintain a dollar weighted average
                                    maturity and weighted average duration between 1 and 3
                                    years. Duration is the weighted average time to receipt
                                    of both principal and interest payments of a debt
                                    security and also a measure of the sensitivity of fixed
                                    income related investments to interest rate changes.

                                    Under normal market conditions, the Short-Term
                                    Government Portfolio will invest at least 80% of its
                                    total assets in U.S. Government securities. Subject to
                                    certain additional limitations, the remainder of the
                                    Portfolio's assets may be invested in other high grade
                                    debt securities, securities of foreign governments and
                                    supranational organizations considered to be of high
                                    grade investment quality, currency-rate and interest
                                    rate-related options and futures, and cash and cash
                                    equivalents. The high grade investment standard for the
                                    Fund includes only those securities with (i) over 1 year
                                    original maturity and rated at the time of purchase a
                                    minimum of A by Moody's Investors Service, Inc.
                                    ("Moody's") or Standard & Poor's Corporation ("Standard
                                    & Poor's"), (ii) under 1 year original maturity and
                                    rated at the time of purchase a minimum of Prime 1 by
                                    Moody's or A-1 by Standard & Poor's, or (iii) unrated
                                    securities determined by the Adviser at the time of
                                    purchase to be equivalent to these ratings. See the
                                    discussion of ratings under "Implementation of Policies"
                                    below.

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
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                                    The Portfolio may also invest in repurchase agreements
                                    collateralized by U.S. Government securities. For
                                    temporary defensive purposes, the Portfolio may reduce
                                    the average duration to less than 1 year. See
                                    "Implementation of Policies" for a description of these
                                    investment practices of the Portfolio and the additional
                                    limitations that may apply to some of the investments
                                    described above.

MASTER FIXED INCOME PORTFOLIO       INVESTMENT OBJECTIVE:

                                    The investment objective of the Master Fixed Income
                                    Portfolio is to provide above-average total returns from
                                    a diversified bond portfolio consisting primarily of
                                    U.S. Government, corporate, and mortgage-related fixed
                                    income securities. For this purpose, "above average"
                                    total returns means returns above the average long-term
                                    total returns of other mutual funds with similar
                                    investment policies and risk characteristics.

                                    INVESTMENT POLICIES:

                                    The Master Fixed Income Portfolio seeks to achieve its
                                    objective by investing primarily in U.S. Treasury, U.S.
                                    Government, and U.S. dollar denominated high grade
                                    securities, including mortgage-related securities. The
                                    weighted average duration of the Portfolio's fixed
                                    income investments is generally expected, under normal
                                    market conditions, to range between 3 and 10 years.

                                    Under normal market conditions, the Master Fixed Income
                                    Portfolio will invest at least 65% of its total assets
                                    in U.S. dollar denominated, high grade, fixed income
                                    debt securities. The high grade investment standard for
                                    the Fund includes only those securities with (i) over 1
                                    year original maturity and rated at the time of purchase
                                    a minimum of A by Moody's or Standard & Poor's, (ii)
                                    under 1 year original maturity and rated at the time of
                                    purchase a minimum of Prime 1 by Moody's or A-1 by
                                    Standard & Poor's, or (iii) unrated securities
                                    determined by the Adviser at the time of purchase to be
                                    equivalent to these ratings. See the discussion of
                                    ratings under "Implementation of Policies" below.

                                    Subject to certain additional limitations, under normal
                                    market conditions, the remainder of the Portfolio's
                                    assets may be invested in floating rate and other types
                                    of debt securities, high grade non-U.S. dollar
                                    denominated debt securities, below high grade fixed
                                    income securities, convertible securities, "synthetic
                                    convertible" positions, covered call and cash secured
                                    put investments, preferred stock, and the shares of
                                    other investment

                                    companies which invest primarily in high grade debt
                                    securities. The Portfolio may also invest in interest
                                    and currency rate-related derivative securities. For
                                    temporary defensive purposes, the Portfolio may retain
                                    all or part of its assets in high grade, U.S. dollar
                                    denominated debt securities or cash and cash
                                    equivalents. See "Implementation of Policies" for a
                                    description of these investment practices of the
                                    Portfolio and the additional limitations that may apply
                                    to some of the investments described above.

ENHANCED EQUITY PORTFOLIO           INVESTMENT OBJECTIVE:

                                    The investment objective of the Enhanced Equity
                                    Portfolio is to provide above-average total returns from
                                    a diversified equity portfolio which consists primarily
                                    of common stocks and related investments such as options
                                    and futures. For this purpose, "above average" total
                                    returns means returns above the average long-term total
                                    returns of other mutual funds with similar investment
                                    policies and risk characteristics.

                                    INVESTMENT POLICIES:

                                    The Enhanced Equity Portfolio seeks to achieve its
                                    objective by investing primarily in the publicly traded
                                    common stocks of U.S. domiciled corporations and options
                                    and futures that relate to such stocks. While the
                                    Portfolio may invest in stocks of any market
                                    capitalization, it is anticipated that the average
                                    capitalization of the Portfolio's stocks will be typical
                                    of medium to large companies (typically $15 billion or
                                    higher). A company's market capitalization is the total
                                    stock market value of its outstanding shares.

                                    Under normal market conditions, the Enhanced Equity
                                    Portfolio will invest at least 65% of its total assets
                                    in common stocks of U.S. domiciled corporations and
                                    equity-type investments that relate to U.S. domiciled
                                    corporations. Equity-type investments include preferred
                                    stock, warrants, and convertible securities. See
                                    "Implementation of Policies" for a description of
                                    certain additional limitations on the percentage of the
                                    Portfolio that may be invested in some of the
                                    equity-type investments.

                                    Subject to certain additional limitations, the remainder
                                    of the Portfolio's assets may be invested in foreign
                                    equity and equity-type securities, equity related
                                    options and futures contracts, debt securities of
                                    investment grade or below, the shares of other
                                    investment companies, and cash or cash equivalents
                                    awaiting investment.

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
                                    For temporary defensive purposes, the Portfolio may
                                    retain all or part of its assets in high grade, U.S.
                                    dollar denominated debt securities or cash and cash
                                    equivalents. See "Implementation of Policies" for a
                                    description of these and other investment practices of
                                    the Portfolio and the additional limitations that may
                                    apply to some of the investments described above.

                                    To manage the Portfolio, the Adviser is currently using
                                    a proprietary model for investment in domestic common
                                    stocks, based on work pioneered by Professor Robert A.
                                    Haugen. As a result, the Adviser currently intends to
                                    invest primarily in such stocks. See the Statement of
                                    Additional Information for further information regarding
                                    the application of this model.

INVESTMENT RISKS                    All of the Portfolios are expected to have fluctuations
                                    in their net asset values. However, the Short-Term
                                    Government Portfolio is expected to have the lowest
                                    volatility of the three Portfolios and the Enhanced
                                    Equity Portfolio is expected to have the highest.

CERTAIN INVESTMENT RISKS            These fluctuations in value are associated with various
                                    risks to which the securities in the Portfolios are
                                    subject. These risks include, but are not limited to,
                                    interest rate risk, credit risk, currency risk, and
                                    equity risk. These risks are described below. In
                                    addition, the trading practices of the Portfolios (such
                                    as their use of mortgage-related securities, foreign
                                    securities and options and futures strategies) will
                                    expose them to additional risks, discussed below under
                                    "Implementation of Policies" and in the Statement of
                                    Additional Information.

                                    Each Portfolio that holds fixed income securities is
                                    subject to varying degrees of interest rate risk.
                                    Interest rate risk is the potential for a decline in
                                    bond prices due to rising interest rates. In general,
                                    bond prices vary inversely with interest rates. When
                                    interest rates rise, bond prices generally fall.
                                    Conversely, when interest rates fall, bond prices
                                    generally rise. The change in price depends on several
                                    factors, including the bond's maturity date. In general,
                                    bonds with longer maturities are more sensitive to
                                    interest rates than bonds with shorter maturities.

                                    Each Portfolio that holds fixed income securities is
                                    also subject to varying degrees of credit risk. Credit
                                    risk is the possibility that a bond issuer will fail to
                                    make timely payments of interest or principal. The
                                    credit risk to which a Portfolio is subject depends on
                                    the quality of its investments. Reflecting their higher
                                    risks, lower-quality bonds generally offer higher yields
                                    than higher-quality bonds.

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
                                    Each Portfolio that holds foreign securities is subject
                                    to currency risk. Currency risk is the potential for
                                    changes in value because of changes in the exchange rate
                                    between the currency in which principal and interest on
                                    the security are payable and the U.S. dollar. Currency
                                    fluctuations will affect the value of the Portfolios'
                                    shares irrespective of the performance of its underlying
                                    investments.

                                    A Portfolio that holds common stocks and equity-type
                                    investments is subject to equity risk. Equity risk is
                                    the potential for price declines. The magnitude of this
                                    risk associated with any particular investment can vary
                                    widely depending on the business and financial condition
                                    of the issuer, market conditions in general, the type of
                                    investment, and the extent to which the position may be
                                    hedged.

SHORT-TERM GOVERNMENT PORTFOLIO     The Short-Term Government Portfolio should be subject to
                                    relatively low interest rate and credit risk, but should
                                    have no equity risk. Because of the short-term average
                                    duration of this Portfolio, it is expected to exhibit
                                    low to moderate price fluctuations as interest rates
                                    change. The Portfolio's average duration and maturity
                                    should also exhibit low to moderate fluctuations. With
                                    respect to the Portfolio's primary investments, credit
                                    risk should be negligible for its U.S. Treasury
                                    securities, and only slightly higher for its U.S.
                                    Government agency obligations (some of which are not
                                    explicitly guaranteed by the U.S. Government). Risks
                                    associated with the Portfolio's other investments, in
                                    securities of foreign governments, mortgage-related
                                    securities, options and futures contracts, and
                                    repurchase agreements, are discussed under
                                    "Implementation of Policies" below.

MASTER FIXED INCOME PORTFOLIO       The Master Fixed Income Portfolio will have a higher
                                    degree of both interest rate risk and credit risk than
                                    the Short-Term Government Portfolio. With respect to its
                                    primary investments, the Portfolio is expected to
                                    exhibit moderate to high fluctuations as interest rates
                                    change, because it will generally have significant
                                    holdings of both intermediate-term and longer-term
                                    bonds. The Portfolio will also have various credit risks
                                    as a result of holding obligations of high grade
                                    securities of non-governmental issuers. It will also
                                    have low to moderate equity risk as a result of its
                                    investment in convertible and synthetic convertible
                                    security positions and covered call and cash secured put
                                    investments. Risks associated with the Portfolio's other
                                    investments, including convertible and synthetic
                                    convertible positions, covered call and

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
                                    cash secured put investments, non-investment grade fixed
                                    income securities, foreign securities and interest and
                                    currency-related derivative securities, are discussed
                                    under "Implementation of Policies" below. Reflecting
                                    these increased risks, the Portfolio will generally
                                    offer higher yields than the Short-Term Government
                                    Portfolio.

ENHANCED EQUITY PORTFOLIO           The Enhanced Equity Portfolio is expected to be subject
                                    primarily to equity risk, and to exhibit high to very
                                    high price fluctuations, as is characteristic of common
                                    stocks and equity funds in general. The price
                                    fluctuations of this Portfolio can generally be expected
                                    to be greater than either of the other Portfolios. The
                                    Portfolio's use of options, futures contracts, foreign
                                    and non-investment grade debt securities will also
                                    expose it to certain additional risks, discussed under
                                    "Implementation of Policies" below.

WHO SHOULD INVEST                   Because of potential fluctuations in the share price of
                                    all of the Portfolios in the Fund, any of the Portfolios
                                    may be inappropriate for short-term investors who
                                    require maximum stability of principal. For example,
                                    money market funds attempt to maintain a stable net
                                    asset value and will provide more stability of principal
                                    and less risk than the Portfolios. You should base your
                                    selection of a Portfolio (or Portfolios) on your own
                                    objectives, risk preferences, and time horizon. Both the
                                    SHORT-TERM GOVERNMENT PORTFOLIO and the MASTER FIXED
                                    INCOME PORTFOLIO are suitable for investors with common
                                    stock holdings who are seeking a complementary fixed
                                    income investment to create a more diversified and
                                    balanced investment mix. The ENHANCED EQUITY PORTFOLIO
                                    is suitable for long-term investors seeking the
                                    generally higher average total returns that diversified
                                    stock portfolios have provided historically, and who can
                                    tolerate substantial price fluctuations and possible
                                    significant loss in value of their investment.

                                    The SHORT-TERM GOVERNMENT PORTFOLIO is designed for
                                    investors who are seeking yields that are more durable
                                    and usually higher than those available from money
                                    market funds, and who can tolerate modest fluctuations
                                    in the value of their investment.

                                    The MASTER FIXED INCOME PORTFOLIO is designed for
                                    investors seeking total returns from a broadly
                                    diversified bond market investment with high grade
                                    credit quality, and who can tolerate relatively larger
                                    fluctuations in price. The yields from this Portfolio
                                    are generally expected to be higher and the income
                                    steadier than from a shorter maturity fund. However,
                                    these

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
                                    higher yields and steadier income levels come with
                                    greater fluctuations in total return. BECAUSE OF THESE
                                    RISKS, THE MASTER FIXED INCOME PORTFOLIO IS INTENDED TO
                                    BE A LONG TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO
                                    PROVIDE INVESTORS WITH A MEANS OF SPECULATING ON
                                    SHORT-TERM INTEREST RATE MOVEMENTS.

                                    The ENHANCED EQUITY PORTFOLIO is designed for investors
                                    seeking the higher AVERAGE total returns that
                                    diversified equity portfolios have provided over LONG
                                    TERM time horizons. The share price of the Portfolio is
                                    expected to be volatile, and investors should be able to
                                    tolerate sudden, sometimes substantial fluctuations in
                                    the value of their investments. Because of the risks
                                    inherent in equity investing and the general wisdom of
                                    diversification, investors should carefully consider
                                    what portion of their investment assets should be
                                    prudently allocated to equities. BECAUSE OF THESE RISKS,
                                    THE ENHANCED EQUITY PORTFOLIO IS INTENDED TO BE A LONG
                                    TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO PROVIDE
                                    INVESTORS WITH A MEANS OF SPECULATING ON SHORT-TERM
                                    STOCK MARKET MOVEMENTS.

IMPLEMENTATION OF POLICIES          In addition to the investment policies described above
                                    (and subject to certain restrictions described herein),
                                    the Portfolios may invest in some or all of the
                                    following securities and employ some or all of the
                                    following investment techniques, some of which may
                                    present special risks as described below. A more
                                    complete discussion of these securities and investment
                                    techniques and their associated risks is contained in
                                    the Fund's Statement of Additional Information.

SHORT-TERM INVESTMENTS              Each Portfolio may invest in short-term investments in
                                    connection with its options and futures strategies
                                    (discussed below) and during periods when, in the
                                    opinion of the Adviser, attractive equity or longer
                                    maturity fixed income investments are temporarily
                                    unavailable or other circumstances or market conditions
                                    warrant such investments. Under normal market
                                    conditions, and excluding such short-term investments
                                    that are made in connection with options and futures
                                    contracts, no more than 20% of the MASTER FIXED INCOME
                                    PORTFOLIO'S and 20% of the ENHANCED EQUITY PORTFOLIO'S
                                    total assets, will be retained in cash and cash
                                    equivalents. As a result of the collateral requirements
                                    associated with options and futures contracts, the
                                    percentage of each such Portfolio's total assets
                                    invested in cash and cash equivalents may be as high as
                                    35%. Such investments may include U.S. Treasury Bills
                                    and other U.S. Government and Government agency
                                    obligations with remaining maturities less than one
                                    year; certificates of deposit; banker's acceptances;
                                    commercial paper

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
                                    rated at the time of purchase A-1 by Standard & Poor's
                                    or P-1 by Moody's; shares of money market mutual funds;
                                    and corporate, foreign and U.S. Government, and
                                    supranational organization debt obligations with
                                    remaining maturities less than one year and with debt
                                    ratings by Standard & Poor's, Moody's or other
                                    recognized rating agencies that are determined by the
                                    Adviser at the time of purchase to be equivalent to a
                                    cash equivalent rating of A-1/P-1. Such investments may
                                    include securities which offer a variable or floating
                                    rate of interest. In addition, and subject to a 5%
                                    limitation, the MASTER FIXED INCOME PORTFOLIO and the
                                    ENHANCED EQUITY PORTFOLIO may also invest in short-term
                                    debt securities rated at the time of purchase A-2/P-2 or
                                    equivalent.

GOVERNMENT SECURITIES               Each Portfolio may purchase U.S. Government Securities.
                                    U.S. Government Securities include (1) U.S. Treasury
                                    bills (maturity of one year or less), U.S. Treasury
                                    notes (maturities of one to ten years) and U.S. Treasury
                                    bonds (generally maturities of greater than ten years);
                                    and (2) obligations issued or guaranteed by U.S.
                                    Government agencies and instrumentalities which are
                                    supported by the full faith and credit of the U.S.
                                    Treasury (such as Government National Mortgage
                                    Association ("GNMA") Certificates), the right of the
                                    issuer to borrow an amount limited to a specific line of
                                    credit from the U.S. Treasury, discretionary authority
                                    of the U.S. Government to purchase certain obligations
                                    of the agency or instrumentality, or the credit of the
                                    instrumentality. Agencies and instrumentalities include:
                                    Federal Land Banks, Farmers Home Administration, Federal
                                    Farm Credit Banks, Federal Home Loan Banks, Federal
                                    National Mortgage Association ("FNMA"), GNMA, Federal
                                    Home Loan Mortgage Corporation ("FHLMC"), Student Loan
                                    Marketing Association, Financing Corporation, Tennessee
                                    Valley Authority, Resolution Funding Corporation, Farm
                                    Credit Financial Assistance Corporation, Private Export
                                    Funding Corporation, and others.

FLOATING RATE AND OTHER             Each Portfolio may invest in securities which offer a
DEBT SECURITIES                     variable or floating rate of interest. Variable rate
                                    securities provide for automatic establishment of a new
                                    interest rate at fixed intervals (e.g., daily, monthly
                                    or semi-annually). Floating rate securities provide for
                                    automatic adjustment of the interest rate whenever some
                                    specified interest rate index changes. The interest rate
                                    on variable or floating-rate securities is ordinarily
                                    determined by reference to or is a percentage of a
                                    bank's prime rate, the 90-day U.S. Treasury bill rate,
                                    or some other objective measure. Such obligations are
                                    often secured by letters of credit or other credit

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
                                    support arrangements provided by banks. Such obligations
                                    frequently are not rated by credit rating agencies and,
                                    if not so rated, the Fund may invest in them only if the
                                    Adviser determines that, at the time of the investment,
                                    the obligations are of comparable quality to the other
                                    obligations in which a particular Portfolio may invest.
                                    The Adviser will consider on an ongoing basis the
                                    creditworthiness of the issuers of such instruments in
                                    the Fund's Portfolios.

                                    Each Portfolio may also from time to time invest in
                                    zero-coupon, step-coupon and pay-in-kind securities.
                                    These securities are debt securities that do not make
                                    regular interest payments. Zero-coupon and step-coupon
                                    securities are sold at a deep discount to their face
                                    value. Pay-in-kind securities pay interest through the
                                    issuance of additional securities. A Portfolio will not
                                    purchase any security in one of these categories if, as
                                    a result of such purchase, more than 5% of its net
                                    assets would be invested in such category of securities.

REPURCHASE AGREEMENTS               Each Portfolio may invest in repurchase agreements for
                                    the purpose of managing its short-term cash. In a
                                    repurchase agreement, the seller (a U.S. commercial bank
                                    or recognized U.S. securities dealer) sells securities
                                    to the Portfolio and agrees to repurchase the securities
                                    at the Portfolio's cost plus interest within a specified
                                    period (normally one to seven days). In these
                                    transactions, which are the economic equivalents of
                                    loans by the Portfolio, the securities purchased by the
                                    Portfolio will at all times have a total value equal to
                                    or in excess of the value of the repurchase obligation.

                                    While repurchase agreements involve certain risks not
                                    associated with direct investments in U.S. Government
                                    securities, the Portfolio will follow procedures
                                    designed to minimize such risks. These procedures
                                    include effecting repurchase transactions only with
                                    large, well-capitalized banks and certain reputable
                                    broker-dealers. In addition, the Portfolio's repurchase
                                    agreements will provide that the value of the collateral
                                    underlying the repurchase agreement will always be at
                                    least equal to the repurchase price, including any
                                    accrued interest earned on the repurchase agreement. In
                                    the event of a default or bankruptcy by a seller, the
                                    Portfolio will seek to liquidate such collateral.
                                    However, to liquidate such collateral could involve
                                    certain costs or delays and, to the extent that proceeds
                                    from any sale upon a default of the obligation to
                                    repurchase were less than the repurchase price, the
                                    Portfolio could suffer a loss.

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
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MORTGAGE-RELATED SECURITIES         Each Portfolio may invest in mortgage-related
                                    securities. Mortgage-related securities are interests in
                                    pools of mortgage loans made to U.S. residential home
                                    buyers, including mortgage loans made by savings and
                                    loan institutions, mortgage bankers, commercial banks,
                                    and others. Mortgage-related securities not issued or
                                    guaranteed by U.S. Government agencies or
                                    instrumentalities are not considered U.S. Government
                                    securities for purposes of the 80% test for such
                                    securities in the SHORT-TERM GOVERNMENT PORTFOLIO. Pools
                                    of mortgage loans are assembled as securities for sale
                                    to investors by various governmental, government-related
                                    and private organizations. The interest rates earned on
                                    such securities may be fixed, in the case of pools of
                                    fixed-rate mortgages, or variable, in the case of pools
                                    of adjustable-rate mortgages. Each Portfolio may also
                                    invest in debt securities which are secured with
                                    collateral consisting of U.S. mortgage-related
                                    securities, such as collateralized mortgage obligations,
                                    and in other types of mortgage-related securities,
                                    limited in the aggregate to 5% of each Portfolio's net
                                    assets.

                                    An example of a mortgage-related security is a GNMA
                                    mortgage-backed certificate. Although the mortgage loans
                                    in the pool underlying the certificate will have
                                    maturities of up to 30 years, the actual average life of
                                    a GNMA certificate will be substantially less because
                                    the mortgages may be prepaid prior to maturity.
                                    Prepayment rates vary widely and may be affected by
                                    changes in mortgage interest rates. In periods of
                                    falling interest rates, the rate of prepayment on higher
                                    interest rate mortgages increases, thereby shortening
                                    the average life of the GNMA certificate. Conversely,
                                    when interest rates are rising, the rate of prepayment
                                    decreases, thereby lengthening the actual average life
                                    of the certificate. Reinvestment of prepayments may
                                    occur at higher or lower rates than the original yield
                                    on the certificates. Due to the possibility of
                                    prepayment and the need to reinvest prepayments of
                                    principal at current rates, GNMA certificates can be
                                    less effective then typical non-callable bonds of
                                    similar maturities at "locking in" higher yields during
                                    periods of declining rates, although they may have
                                    comparable risks of decline in value during periods of
                                    rising interest rates. See "Investment Objectives and
                                    Policies" in the Statement of Additional Information.

FOREIGN SECURITIES                  Each Portfolio may invest its assets directly in the
                                    securities of foreign issuers and supranational
                                    organizations ("foreign
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                                    securities"), or options and futures related to foreign
                                    securities, subject to the following additional
                                    limitations. Foreign securities may be denominated in
                                    U.S. dollars or in a foreign currency.
                                    The SHORT-TERM GOVERNMENT PORTFOLIO will limit its
                                    foreign securities to (i) 20% of Portfolio total assets,
                                    and (ii) high grade debt obligations issued or
                                    guaranteed by foreign governments, agencies,
                                    instrumentalities, or their political subdivisions, or
                                    supranational agencies, and judged by the Adviser to
                                    have a credit risk at the time of purchase comparable to
                                    a domestic A or better credit rating.
                                    The MASTER FIXED INCOME PORTFOLIO and the ENHANCED
                                    EQUITY PORTFOLIO will limit their non-U.S. dollar
                                    denominated foreign security investments to 20% of
                                    Portfolio total assets, but have no percentage
                                    limitation on the amount invested in foreign securities
                                    which are U.S. dollar denominated, including investments
                                    in foreign securities in domestic markets through
                                    depository receipts. Foreign debt securities that these
                                    two Portfolios purchase will generally be high grade as
                                    the MASTER FIXED INCOME PORTFOLIO and the ENHANCED
                                    EQUITY PORTFOLIO have adopted a 5% limitation on
                                    non-investment grade securities (See "Non-Investment
                                    Grade Securities").
                                    Foreign debt securities that these two portfolios
                                    purchase will generally be high grade as the MASTER
                                    FIXED INCOME PORTFOLIO and the ENHANCED EQUITY PORTFOLIO
                                    have adopted a 5% limitation on below high grade fixed
                                    income securities and a 5% limitation on below high
                                    grade convertible securities (See "Below High Grade
                                    Securities"). Foreign investments involve risks which
                                    are in addition to the risks inherent in domestic
                                    investments. In many countries, there is less publicly
                                    available information about issuers, including
                                    governments, than is available in the reports and
                                    ratings published about issuers in the United States. In
                                    addition, foreign companies are not subject to uniform
                                    accounting, auditing, and financial reporting standards.
                                    The value of foreign investments may rise or fall
                                    because of changes in currency exchange rates, and a
                                    Portfolio may incur certain costs in converting
                                    securities denominated in foreign currencies to U.S.
                                    dollars. Dividends and interest on foreign securities
                                    may be subject to foreign withholding taxes, which would
                                    reduce a Portfolio's income without providing a tax
                                    credit for Portfolio shareholders. Obtaining judgments,
                                    when necessary, in foreign countries may be more
                                    difficult and more expensive than in the United States.
                                    Although each Portfolio intends to invest in securities
                                    of foreign governments or issuers located in developed
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                                    nations which the Adviser considers as having stable and
                                    friendly governments, there is the possibility of
                                    expropriation, confiscatory taxation, nationalization,
                                    currency blockage, or political or social instability
                                    which could affect investments in those nations. These
                                    factors are considered when making foreign security
                                    investments and the Adviser would make such investments
                                    when they are expected to provide higher income or
                                    higher total returns to compensate for such increased
                                    risks beyond those of domestic investments.
OPTIONS AND FUTURES STRATEGIES      Each Portfolio may utilize various call option, put
                                    option, and financial futures strategies in pursuit of
                                    its objective. Option contracts, futures contracts, and
                                    various other financial contracts are also known as
                                    DERIVATIVE SECURITIES, because their values depend on
                                    the values of a more basic UNDERLYING SECURITY (or
                                    perhaps multiple underlying securities), which may be a
                                    common stock, a fixed income or other debt security, a
                                    foreign currency exchange rate, a stock index, or some
                                    other financial instrument or index. The SHORT-TERM
                                    GOVERNMENT PORTFOLIO will limit its use of derivative
                                    securities to those which are primarily interest rate or
                                    currency exchange rate related.
                                    These techniques will be used to hedge against changes
                                    in securities prices, interest rates, or foreign
                                    currency exchange rates on securities held or intended
                                    to be acquired by the Fund, to reduce the volatility of
                                    the currency exposure associated with foreign
                                    securities, or as an efficient means of adjusting
                                    exposure to stock or bond markets, and not for
                                    speculation.
                                    A call option on securities gives the purchaser of the
                                    option the right (but not the obligation) to buy from
                                    the writer of the option the underlying securities at
                                    the exercise price during the option period. Similarly,
                                    a put option on securities gives the purchaser of the
                                    option the right (but not the obligation) to sell to the
                                    writer of the option the underlying securities at the
                                    exercise price during the option period.
                                    A financial futures contract is a commitment by both the
                                    buyer and the seller of the contract to trade the
                                    underlying financial instrument at a price and time
                                    agreed upon when the contract is executed. The financial
                                    instrument may be a stock index, bond index, interest
                                    rate, foreign currency exchange rate, or other similar
                                    instrument. The contract may include an option held by
                                    the seller with regard to the specific underlying
                                    instrument to be delivered from a class of instruments
                                    and the specific day of
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                                    delivery within a delivery month. Options on futures
                                    contracts are similar to options on securities, with the
                                    futures contract playing the role of the underlying
                                    security.
                                    Options on indexes and currencies, and futures on
                                    indexes, are similar to options and futures on
                                    securities, with the underlying index or currency
                                    playing the role of the underlying security, and with
                                    the difference that at the end of the option or future
                                    period there is generally a cash settlement between
                                    buyers and sellers instead of delivery of the underlying
                                    security.
                                    Options may be traded on an exchange (EXCHANGE-TRADED
                                    OPTIONS) or may be customized agreements between the
                                    Portfolio and a counter-party, often a brokerage firm,
                                    bank, or other financial institution. These customized
                                    agreements are also known as "over-the-counter" or OTC
                                    OPTIONS. Futures contracts are normally traded as
                                    standardized contracts on exchanges. When firm
                                    commitment type agreements similar to futures are traded
                                    over-the-counter they are usually known as FORWARD
                                    CONTRACTS. Exchange-traded options and futures have the
                                    additional financial backing of an intermediary known as
                                    a clearing corporation, whereas OTC options and forwards
                                    have no such intermediary and are subject to the credit
                                    risk that the counter-party will not fulfill its
                                    obligations under the contract. While each Portfolio, to
                                    the extent that it utilizes derivative securities,
                                    intends to primarily utilize exchange-traded options and
                                    futures, it may also utilize OTC options, currency
                                    forward contracts, and other OTC derivative securities.
                                    No Portfolio will invest, at the time of purchase, more
                                    than 5% of its net assets in the purchase of OTC options
                                    or invest more than 5% of its net assets in the purchase
                                    of forward contracts.
                                    Although options on securities and financial futures by
                                    their terms call for actual delivery and acceptance of
                                    securities, in many cases the contracts are closed out
                                    before the expiration date by selling contracts that are
                                    owned or by buying contracts that have been sold or
                                    written. Like any security transaction, this may produce
                                    a realized gain or loss to the Portfolio. Open positions
                                    are valued whenever a Portfolio's assets are valued and
                                    the Portfolio will have an unrealized gain or loss
                                    depending on the difference between the current value of
                                    the position and the opening value when the position was
                                    entered.

                                    WRITING COVERED PUT AND CALL OPTIONS ON SECURITIES OR
                                    INDEXES
                                    The Portfolios will not write UNCOVERED options or
                                    utilize written options to create leverage, but instead
                                    will write only COVERED CALLS and COVERED PUTS.
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                                    Writing a covered call option on securities or indexes
                                    means that the Portfolio will own at the time of selling
                                    the option (1) the underlying security (or securities
                                    convertible into the underlying security without
                                    additional consideration), or (2) a call option on the
                                    same security or index with the same or lesser exercise
                                    price, or (3) a call option on the same security or
                                    index with a greater exercise price, with the difference
                                    between the exercise prices maintained as a segregated
                                    account containing cash, U.S. Government securities or
                                    other liquid high-grade debt securities, or (4) liquid
                                    high-grade segregated debt securities equal to the
                                    fluctuating market value of the optioned securities
                                    which is marked-to-the-market daily, or (5) in the case
                                    of an index, a portfolio of securities which correlates
                                    with the index.

                                    Writing a covered put option on securities or indexes
                                    means that the Portfolio will, at the time of selling
                                    the option (1) enter a short position in the underlying
                                    security or index portfolio, or (2) purchase a put
                                    option on the same security or index with the same or
                                    greater exercise price , or (3) purchase a put option on
                                    the same security or index with a lesser exercise price,
                                    with the difference between the exercise prices
                                    maintained as liquid high-grade segregated debt
                                    securities, or (4) maintain the entire exercise price as
                                    liquid high-grade segregated debt securities. No
                                    Portfolio will write put options if as a result more
                                    than 25% of the Portfolio's assets would be represented
                                    by debt securities segregated for such put options.

                                    The MASTER FIXED INCOME PORTFOLIO will only write an
                                    "in-the-money" covered call option on common stock or an
                                    "out-of-the-money" covered put option on common stock or
                                    stock indexes. An in-the-money covered call option is an
                                    investment in which the Portfolio purchases common stock
                                    and sells a call option with an exercise price that is
                                    below the market price of the stock at the time of the
                                    option sale. An out-of-the-money covered put option is
                                    an investment in which the Portfolio sells a put option
                                    on a common stock or stock index with an exercise price
                                    that is below the market price of the stock or index at
                                    the time of the option sale and maintains the exercise
                                    price as high-grade segregated debt securities.

                                    PURCHASING PUT AND CALL OPTIONS ON SECURITIES OR INDEXES

                                    Each Portfolio may purchase put and call options on
                                    securities or indexes in pursuit of its objective. The
                                    Portfolio may, at the same time, have a long or COVERED
                                    short position in the underlying security or index, and
                                    may have written covered options on the
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                                    same security or index. Hence, the Portfolio's entire
                                    position in a particular security may be complex,
                                    consisting of a number of different option positions, a
                                    possible position in the underlying security, and a
                                    possible segregated debt securities holding.

                                    CONVERTIBLE SECURITIES, SYNTHETIC CONVERTIBLE
                                    INVESTMENTS, CERTAIN COVERED CALL AND CASH SECURED PUT
                                    INVESTMENTS, AND WARRANTS

                                    The MASTER FIXED INCOME PORTFOLIO and the ENHANCED
                                    EQUITY PORTFOLIO may invest in securities which may be
                                    exchanged for, converted into, or exercised to acquire a
                                    predetermined number of shares of the issuer's common
                                    stock at the option of the Portfolio during a specified
                                    time period (such as convertible preferred stocks,
                                    convertible debentures and warrants). A convertible
                                    security is generally a fixed income security which is
                                    senior to common stock in an issuer's capital structure,
                                    but is usually subordinated to similar non-convertible
                                    securities. No more than 5% of a Portfolio's total
                                    assets will be invested in convertible securities rated
                                    at the time of purchase lower than A or equivalent. See
                                    "Investment Objective and Policies" in the Statement of
                                    Additional Information and "Securities Ratings" below.

                                    In general, the market value of a convertible security
                                    is at least the higher of its "investment value" (i.e.,
                                    its value as a fixed income security) or its "conversion
                                    value" (i.e., its value upon conversion into its
                                    underlying common stock). As a fixed income security, a
                                    convertible security tends to increase in value when
                                    interest rates decline and tends to decrease in value
                                    when interest rates rise. However, the price of a
                                    convertible security is also influenced by the market
                                    value of the security's underlying common stock. The
                                    price of a convertible security tends to increase as the
                                    market value of the underlying stock rises, whereas it
                                    tends to decrease as the market value of the underlying
                                    stock declines. While no securities investment is
                                    without some risk, investments in convertible securities
                                    and synthetic convertible positions generally entail
                                    less risk than investments in the common stock of the
                                    same issuer.

                                    Investments in warrants involve certain risks, including
                                    the possible lack of a liquid market for resale of the
                                    warrants, potential price fluctuations as a result of
                                    speculation or other factors, and failure of the price
                                    of the underlying security to reach or have reasonable
                                    prospects of reaching a level at which the
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                                    warrant can be prudently exercised (in which event the
                                    warrant may expire without being exercised, resulting in
                                    a loss of the Portfolio's entire investment therein).

                                    The MASTER FIXED INCOME PORTFOLIO and the ENHANCED
                                    EQUITY PORTFOLIO may each invest up to 35% of their
                                    total assets in convertible securities, synthetic
                                    convertible and certain combinations of covered call and
                                    cash secured put investments. A synthetic convertible
                                    investment is a combination investment in which the
                                    Portfolio purchases both (i) high-grade cash equivalents
                                    or a high grade debt obligation of an issuer or U.S.
                                    Government securities and (ii) call options or warrants
                                    on the common stock of the same or different issuer with
                                    some or all of the anticipated interest income from the
                                    associated debt obligation that is earned over the
                                    holding period of the option or warrant. The Portfolios
                                    may also write an "in-the-money" covered call option on
                                    common stock or an "out-of-the-money" covered put option
                                    on common stock or stock indexes. Convertible
                                    securities, synthetic convertible and in-the-money
                                    covered calls and out-of-the-money cash secured puts are
                                    not taken into account when determining whether the
                                    Portfolios have met the requirements that 65% of their
                                    total assets be invested in fixed income and equity
                                    securities (see "Investment Objectives and Policies"
                                    above).

                                    While providing a fixed income stream (generally higher
                                    in yield than the income derivable from common stock but
                                    lower than that afforded by a similar non-convertible
                                    security), a convertible security also affords an
                                    investor the opportunity, through its conversion
                                    feature, to participate in the capital appreciation
                                    attendant upon a market price advance in the convertible
                                    security's underlying common stock. A synthetic
                                    convertible position has similar investment
                                    characteristics, but may differ with respect to credit
                                    quality, time to maturity, trading characteristics, and
                                    other factors. Because the Portfolio will create
                                    synthetic convertible positions only out of high grade
                                    fixed income securities, the credit rating associated
                                    with a Portfolio's synthetic convertible investments is
                                    generally expected to be higher than that of the average
                                    convertible security, many of which are rated below high
                                    grade. However, because the options used to create
                                    synthetic convertible positions will generally have
                                    expirations between one month and three years of the
                                    time of purchase, the maturity of these positions will
                                    generally be shorter than average for convertible
                                    securities. Since the option component of a convertible
                                    security or synthetic convertible
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                                    position is a wasting asset (in the sense of losing
                                    "time value" as maturity approaches), a synthetic
                                    convertible position may lose such value more rapidly
                                    than a convertible security of longer maturity; however,
                                    the gain in option value due to appreciation of the
                                    underlying stock may exceed such time value loss, the
                                    market price of the option component generally reflects
                                    these differences in maturities, and the Adviser takes
                                    such differences into account when evaluating such
                                    positions. When a synthetic convertible position
                                    "matures" because of the expiration of the associated
                                    option, the Portfolio may extend the maturity by
                                    investing in a new option with longer maturity on the
                                    common stock of the same or different issuer. If the
                                    Portfolio does not so extend the maturity of a position,
                                    it may continue to hold the associated fixed income
                                    security.

                                    Covered call and cash secured put investments are
                                    subject to the risks associated with common stocks and
                                    options described above. While such investments have a
                                    combined volatility similar to that of long-term
                                    corporate bonds, the Adviser believes they provide
                                    greater returns than investment in such bonds.

                                    PURCHASE AND SALE OF FINANCIAL FUTURES, AND OPTIONS
                                    ON FINANCIAL FUTURES

                                    Each Portfolio may purchase or sell financial and other
                                    futures contracts and options on financial and other
                                    futures contracts in pursuit of its objective.

                                    Futures contracts and their related options may be
                                    purchased or sold for various reasons: to hedge
                                    portfolio securities against adverse fluctuations, to
                                    adjust the level of market exposure of a portfolio, to
                                    facilitate trading, to reduce transactions costs, and/or
                                    to seek higher investment returns when a futures or
                                    option contract is attractively priced relative to a
                                    typical Portfolio investment in the underlying security
                                    or index or securities highly correlated to the
                                    underlying index. As with all of the investment
                                    strategies that a Portfolio may employ, there can be no
                                    assurance that any such strategy will achieve its
                                    objective.

                                    A Portfolio's futures and related options transactions
                                    will be conducted within the following limitations:

                                    (i) When a Portfolio sells a futures contract, the value
                                    of that contract will not exceed the total market value
                                    of the portfolio securities being hedged;
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                                    (ii) A Portfolio will write only COVERED call and put
                                    options on futures;

                                    (iii) When a Portfolio purchases a futures contract it
                                    will maintain the market value of the contract in liquid
                                    high-grade segregated debt securities as described
                                    above.

                                    (iv) A Portfolio will not enter into futures and options
                                    on futures contracts which would cause the aggregate sum
                                    of the initial margins for such contracts and related
                                    option premiums to exceed 5% of the Portfolio's net
                                    assets; provided, however, that in the case of an option
                                    that is in-the-money at the time of purchase, the
                                    in-the-money amount may be excluded in computing such
                                    5%.

                                    CERTAIN RISK FACTORS ASSOCIATED WITH HEDGING STRATEGIES

                                    When a Portfolio utilizes futures or options to hedge
                                    the price fluctuations of securities it may own or want
                                    to purchase, the Portfolio is exposed to the risk of
                                    imperfect correlation between the futures or options and
                                    the securities being hedged. That is, the prices of the
                                    securities being hedged may not move in the same amount,
                                    or even in the same direction, as the hedging
                                    instrument. The Adviser will attempt to minimize this
                                    risk by investing only in those contracts whose behavior
                                    is expected to resemble the Portfolio securities being
                                    hedged. However, if the Adviser's judgment about the
                                    general direction of interest rates, market value,
                                    volatility, and other economic factors is incorrect, the
                                    Portfolio would have been better off without the use of
                                    such hedging techniques. In addition, there is the risk
                                    of a possible lack of a liquid secondary market and the
                                    resultant inability to close a futures or option
                                    position prior to its maturity or expiration date. If
                                    the Adviser determines that the ability to close such a
                                    position early is important to its investment strategy,
                                    it will only enter such positions on an exchange with a
                                    secondary market that it judges to be appropriately
                                    active.

COVERED SHORT SALES                 To hedge against market risks, each Portfolio may make
                                    covered short sales of securities in pursuit of its
                                    objective. A covered short sale is a sale of borrowed
                                    securities in which the Portfolio will (1) own at the
                                    time of selling the securities, the underlying security
                                    (or securities convertible into the underlying security
                                    without additional consideration), or (2) own a call
                                    option on the same security with the difference between
                                    the exercise price and any margin required to be
                                    deposited in connection with the short
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                                    sale at the broker maintained as liquid high-grade
                                    segregated debt securities. Total segregated collateral
                                    for short sales will not exceed 10% of a Portfolio's net
                                    assets at any one time.

                                    Until the fiscal year beginning January 1, 1998, in
                                    order to qualify as a regulated investment company under
                                    Subchapter M of the Internal Revenue Code, a Portfolio
                                    must derive less than 30% of its gross income from the
                                    sale of securities it has held for less than three
                                    months (the "three month gain rule"). The three month
                                    gain rule may limit a Portfolio's ability to sell a
                                    portfolio security short, or to terminate its short
                                    position, at a time when the Adviser believes it would
                                    be advantageous to do so. Until January 1, 1998, a
                                    Portfolio will not enter into a short sale or purchase
                                    and deliver new securities to terminate its short
                                    position if such action would cause it to violate the
                                    three month gain rules, which would result in the
                                    taxation of Portfolio income at the Portfolio level.

BELOW HIGH GRADE SECURITIES         The SHORT-TERM GOVERNMENT PORTFOLIO may not purchase
                                    securities rated below A ("high grade" securities) and
                                    will sell securities whose ratings are downgraded to
                                    below high grade. The MASTER FIXED INCOME PORTFOLIO and
                                    the ENHANCED EQUITY PORTFOLIO may each invest up to 5%
                                    of net assets in fixed income securities and up to 5% of
                                    net assets in convertible securities rated lower than
                                    the high grade investment standard employed by the Fund
                                    (i.e., rated BBB or lower). The MASTER FIXED INCOME
                                    PORTFOLIO and the ENHANCED EQUITY PORTFOLIO will not
                                    necessarily sell particular securities whose ratings are
                                    downgraded to below A, but will sell sufficient amounts
                                    from the two classes of (i) below high grade fixed
                                    income securities or (ii) below high grade convertible
                                    securities to bring the total percentage of such
                                    securities to 5% or less in each class. Ratings of
                                    securities by rating agencies such as Standard & Poor's
                                    and Moody's evaluate the safety of principal and
                                    interest payments, not the market value risk associated
                                    with changes in interest rates. Credit rating agencies
                                    may fail to timely change such ratings to reflect
                                    subsequent events. A debt security may be assigned a
                                    lower rating or cease to be rated after its purchase by
                                    the Fund. For additional descriptions of the risks of
                                    these investments and the various rating grades, see the
                                    Statement of Additional Information "Appendix --
                                    Description of Bond Ratings".

INVESTMENTS IN SECURITIES OF OTHER  Each of the Portfolios may purchase the securities of
INVESTMENT COMPANIES                other investment companies. The SHORT-TERM GOVERNMENT
                                    PORTFOLIO may invest up to 20% of its total assets in
                                    such securities and the MASTER FIXED INCOME PORTFOLIO
                                    and ENHANCED EQUITY PORTFOLIO
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                                    may each invest up to 35% of their respective total
                                    assets in such securities. However, no Portfolio may own
                                    voting stock of any one such investment company in an
                                    amount which, when aggregated with such stock owned by
                                    all affiliated persons of the Fund (as defined in the
                                    1940 Act) exceeds 3% of the total outstanding voting
                                    stock of such investment company.

                                    Such transactions may in some cases raise a Portfolio's
                                    transaction costs relative to a direct investment in the
                                    same securities, but in some cases a Portfolio may
                                    benefit from being able to acquire a diversified
                                    investment in one purchase that could not be made
                                    economically in a direct fashion. As other investment
                                    companies pay management fees to their investment
                                    advisers, shareholders of a Portfolio which purchases
                                    such securities will bear the proportionate share of
                                    such fees as well as the management fees paid by the
                                    Portfolio. In addition, the 1940 Act provides that no
                                    investment company in which the Fund invests is
                                    obligated to redeem shares of such company owned by the
                                    Fund in an amount exceeding 1% of such company's
                                    outstanding shares during any period of less than thirty
                                    days.

                                    Investments in the securities of other investment
                                    companies by each Portfolio are intended to (i) provide
                                    an investment vehicle for each Portfolio's cash reserves
                                    that the Portfolio does not want to commit to riskier
                                    investments, (ii) facilitate each Portfolio's investment
                                    strategies in which high-grade collateral is required,
                                    or (iii) facilitate each Portfolio's investment
                                    strategies by acquiring investments in portfolios of
                                    securities more diversified or with specialized
                                    characteristics that could not be efficiently acquired
                                    directly. The SHORT-TERM GOVERNMENT PORTFOLIO will limit
                                    its purchases of the securities of other investment
                                    companies to those that invest primarily in the same
                                    securities that the SHORT-TERM GOVERNMENT PORTFOLIO may
                                    invest in directly.

LENDING OF SECURITIES               Each Portfolio may lend its investment securities to
                                    qualified institutional investors for the purpose of
                                    realizing income. Loans of securities by the Portfolio
                                    will be collateralized by cash, letters of credit, or
                                    securities issued or guaranteed by the U.S. Government
                                    or its agencies. The collateral will equal at least 100%
                                    of the current market value of the loaned securities at
                                    all times during which the securities are loaned by
                                    marking to market daily, and such loans will not exceed
                                    one-third of the total value of the Portfolio's
                                    securities. Such loans involve risks of delay in
                                    receiving additional collateral or in recovering the
                                    securities loaned or even loss of rights in the
                                    collateral should the borrower
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                                    of the securities fail financially. However, such
                                    securities lending will be made only when, in the
                                    Adviser's judgment, the income to be earned from the
                                    loans justifies the attendant risks. Loans are subject
                                    to termination at the option of the Fund or the
                                    borrower.

DELAYED DELIVERY TRANSACTIONS       The Fund may purchase securities on a when-issued or
                                    delayed delivery basis and sell securities on a delayed
                                    delivery basis. These transactions involve a commitment
                                    by the Fund to purchase or sell securities for a
                                    predetermined price or yield, with payment and delivery
                                    taking place more than seven days in the future, or
                                    after a period longer than the customary settlement
                                    period for that type of security. When delayed delivery
                                    purchases are outstanding, the Fund will set aside and
                                    maintain until the settlement date cash, U.S. Government
                                    securities or liquid high grade debt obligations in an
                                    amount sufficient to meet the purchase price. When
                                    purchasing a security on a delayed delivery basis, the
                                    Fund assumes the rights and risks of ownership of the
                                    security, including the risk of price and yield
                                    fluctuations, and takes such fluctuations into account
                                    when determining its net asset value, but does not
                                    accrue income on the security until delivery. When the
                                    Fund sells a security on a delayed delivery basis, it
                                    does not participate in future gains or losses with
                                    respect to the security. If the other party to a delayed
                                    delivery transaction fails to deliver or pay for the
                                    security, the Fund could miss a favorable price or yield
                                    opportunity or could suffer a loss. A Portfolio will not
                                    invest more than 25% of its total assets in when-issued
                                    and delayed delivery transactions.

PORTFOLIO TURNOVER                  A Portfolio will not attempt to achieve, nor will it be
                                    limited to, a predetermined rate of portfolio turnover.
                                    Turnover rate is the lesser of purchases or sales of
                                    portfolio securities for a year, excluding all
                                    securities with maturities of one year or less, divided
                                    by the monthly average value of such securities. The
                                    turnover rates of the ENHANCED EQUITY PORTFOLIO and the
                                    MASTER FIXED INCOME PORTFOLIO are not expected to exceed
                                    150%. The turnover of the SHORT-TERM GOVERNMENT
                                    PORTFOLIO may be higher due to the short-term maturities
                                    of the securities purchased, but is not expected to
                                    exceed 300%. For the years ended December 31, 1996 and
                                    1995, the portfolio turnover rates were 31.48% and
                                    10.15% for the SHORT-TERM GOVERNMENT PORTFOLIO, 21.95%
                                    and 31.82% for the MASTER FIXED INCOME PORTFOLIO, and
                                    179.47% and 10.15% for the ENHANCED EQUITY PORTFOLIO.
                                    While higher portfolio turnover (100% or more) can
                                    involve correspondingly greater brokerage commissions
                                    and other transaction costs than lower turnover, and
                                    such commissions and costs must be borne by
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                                    the Portfolio and its shareholders, the brokerage
                                    commissions associated with the SHORT-TERM GOVERNMENT
                                    PORTFOLIO are expected to be substantially less than the
                                    other Portfolios as a percentage of assets, as
                                    short-term fixed income securities generally trade on a
                                    net basis or with a relatively small commission as a
                                    percentage of the value of the security. High portfolio
                                    turnover may also result in the realization of
                                    substantial net short-term capital gains, and any
                                    distributions resulting from such gains will be ordinary
                                    income for federal income tax purposes. It is the
                                    Adviser's opinion that such turnover is not expected to
                                    affect the SHORT-TERM GOVERNMENT PORTFOLIO'S status as a
                                    regulated investment company for federal tax purposes.
                                    See "Dividends, Distributions and Taxes".

BORROWING                           Each Portfolio may borrow money from banks up to a limit
                                    of 15% of the market value of its assets, but only for
                                    temporary or emergency purposes. The Portfolio would
                                    borrow money only to meet redemption requests prior to
                                    the settlement of securities already sold or in the
                                    process of being sold by the Portfolio. To the extent
                                    that a Portfolio borrows money prior to selling
                                    securities, the Portfolio may be leveraged; at such
                                    times, the Portfolio may appreciate or depreciate in
                                    value more rapidly than if it did not borrow. A
                                    Portfolio will repay any money borrowed in excess of 5%
                                    of the market value of its total assets prior to
                                    purchasing securities.

INVESTMENT LIMITATIONS              Each of the Portfolios has adopted certain additional
                                    limitations designed to reduce its exposure to specific
                                    situations. These limitations are fundamental policies
                                    that cannot be changed without the approval of the
                                    holders of a majority of the Portfolio's outstanding
                                    shares, as defined in the Investment Company Act of
                                    1940. See "Investment Limitations" in the Statement of
                                    Additional Information.

MANAGEMENT OF THE FUND              The Officers of the Fund manage its day to day
                                    operations and are responsible to the Fund's Board of
                                    Trustees.

INVESTMENT ADVISER                  Analytic-TSA Global Asset Management, Inc., 700 South
                                    Flower Street, Suite 2400, Los Angeles, CA 90017, is the
                                    Adviser of the Fund. The Adviser is a wholly owned
                                    subsidiary of United Asset Management Corporation, a
                                    holding company described under "Management of the Fund"
                                    in the Statement of Additional Information.

                                    The Adviser was founded in 1970 as Analytic Investment
                                    Management, Inc. one of the first independent investment
                                    counsel firms specializing in the creation and
                                    continuous
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                                    management of optioned equity and optioned debt
                                    portfolios for fiduciaries and other long term
                                    investors. It is one of the oldest and largest
                                    independent investment management firms in this
                                    specialized area. In January 1996, the Adviser acquired
                                    and merged with TSA Capital Management which emphasizes
                                    U.S. and global tactical asset allocation, currency
                                    management, quantitative equity and fixed income
                                    management, as well as option yield curve strategies.
                                    The Adviser serves, among others, pension and
                                    profit-sharing plans, endowments, foundations, corporate
                                    investment portfolios, mutual savings banks, and
                                    insurance companies, for which it manages in excess of
                                    $1,000,000,000. It has also managed another registered
                                    investment company since 1978.

                                    Pursuant to an Investment Advisory Agreement with the
                                    Fund, the Adviser, subject to the control and direction
                                    of the Fund's Officers and Board of Trustees, manages
                                    the Portfolios of the Fund in accordance with each
                                    Portfolio's stated investment objective and policies and
                                    makes investment decisions for the Fund.

                                    SHORT-TERM GOVERNMENT AND MASTER FIXED INCOME PORTFOLIOS
                                    Scott Barker, Greg McMurran and Bob Bannon have been the
                                    portfolio managers for the Short-Term Government and
                                    Master Fixed Income Portfolios since November 1996. Mr.
                                    Barker has been a member of the portfolio management and
                                    research team for the Adviser since August 1995. He
                                    concurrently serves as a research analyst with Analysis
                                    Group, Inc. with which he has been associated since
                                    October 1993. Previously, he was with Xontech, Inc. for
                                    six years as a scientific analyst. Mr. McMurran is the
                                    Chief Investment Officer of the Adviser and has been
                                    with the firm since October of 1976 as a portfolio
                                    manager. Mr. Bannon is a managing director of the
                                    Adviser specializing in the fixed income area. He
                                    initially joined the firm in January 1996 when TSA
                                    Capital Management merged with the Adviser. He was
                                    formerly a managing director with TSA since April 1995.
                                    Previously, he served as a senior bond strategist with
                                    IDEA for four years. They are subject to the supervision
                                    of the Adviser's investment management committee.

                                    ENHANCED EQUITY PORTFOLIO
                                    Dennis M. Bein, Harindra de Silva and Charles L. Dobson
                                    have been the portfolio managers for the Enhanced Equity
                                    Portfolio since November 1996. Mr. Bein has been a
                                    member of the portfolio management and research team for
                                    the Adviser since
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                                    August 1995. He concurrently serves as a senior
                                    associate for Analysis Group, Inc. with which he has
                                    been associated with since August 1990. Dr. de Silva is
                                    the President of the Fund and of the Analytic Optioned
                                    Equity Fund and serves as a managing director of the
                                    Adviser, which he joined in May of 1995. He concurrently
                                    serves as a principal of Analysis Group, Inc, which he
                                    joined in March 1986. Mr. Dobson is the Executive Vice
                                    President of the Fund and Analytic Optioned Equity Fund
                                    and has been a portfolio manager of the Adviser since
                                    1978. They are subject to the supervision of the
                                    Adviser's investment management committee.

MANAGEMENT FEES                     As compensation for furnishing investment advisory,
                                    management, and other services, and costs and expenses
                                    assumed, pursuant to the Investment Management Agreement
                                    each Portfolio of the Fund pays the Adviser an annual
                                    fee based on the average daily net assets of that
                                    Portfolio. These annual fee schedules are:
                                    Short-Term Government              0.30%
                                    Master Fixed Income                0.45%
                                    Enhanced Equity                    0.60%

DISTRIBUTOR                         UAM Fund Distributors, Inc., a wholly-owned subsidiary
                                    of United Asset Management Corporation, is the
                                    distributor of the Fund's shares. Its principal office
                                    is located at 211 Congress Street, Boston, Massachusetts
                                    02110. Under a Distribution Agreement with the Fund (the
                                    "Distribution Agreement"), the Distributor, as agent of
                                    the Fund, has agreed to use its best efforts as sole
                                    distributor of Fund shares. The Distributor does not
                                    receive any fee or other compensation under the
                                    Distribution Agreement. The Distribution Agreement
                                    provides that the Fund will bear costs of registration
                                    of its shares with the Securities and Exchange
                                    Commission ("SEC") and various states as well as the
                                    printing of its prospectuses, its Statement of
                                    Additional Information and its reports to shareholders.

ADMINISTRATIVE SERVICES             UAM Fund Services, Inc., a wholly-owned subsidiary of
                                    United Asset Management Corporation, performs and
                                    oversees all administrative, fund accounting, dividend
                                    disbursing and transfer agent services to the Fund
                                    pursuant to a Fund Administration Agreement with the
                                    Fund (the "Administration Agreement"). For its services
                                    UAM Fund Services receives a fee based on net assets.
                                    UAM Fund Services' principal office is located at 211
                                    Congress Street, Boston, Massachusetts 02110. UAM Fund
                                    Services has subcontracted some of these services to
                                    Chase
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                                    Global Funds Services Company, an affiliate of The Chase
                                    Manhattan Bank. Chase Global Funds Services Company is
                                    located at 73 Tremont Street, Boston, Massachusetts
                                    02108.

                                    Chase Global Funds Services Company is the Fund's sub-
                                    dividend disbursing agent, sub-transfer agent and sub-
                                    shareholder servicing agent. The shareholder servicing
                                    phone number is (800) 374-2633. All other administrative
                                    and accounting functions are performed by UAM Fund
                                    Services.

EXPENSES                            In addition to management and service fees, each
                                    Portfolio pays all costs and expenses of its operations,
                                    including fees of Trustees not affiliated with the
                                    Adviser, membership dues of trade associations,
                                    custodian, legal and accounting fees, interest charges,
                                    brokerage commissions, federal and state taxes,
                                    prospectuses and shareholder reports, expenses of
                                    shareholder meetings, and costs of registration and
                                    qualification of the shares of the Portfolio under
                                    various federal and state laws and maintaining and
                                    updating such registrations and qualifications on a
                                    current basis. Any shared expense of the Portfolios is
                                    generally apportioned to each Portfolio based on its
                                    relative total assets within the Fund unless some other
                                    expense allocation method is determined by the Board of
                                    Trustees to be more appropriate.

                                    The Adviser has voluntarily agreed to reimburse annual
                                    Portfolio expenses including advisory fees (but
                                    excluding interest, taxes, and extraordinary expenses)
                                    that exceed 0.60%, 0.90% and 1.00% of average daily net
                                    assets for the SHORT-TERM GOVERNMENT, MASTER FIXED
                                    INCOME and ENHANCED EQUITY PORTFOLIOS, respectively, for
                                    the year ending December 31, 1997. During the first six
                                    months of 1997, the ratios of operating expenses to
                                    average net assets on an annualized basis in the
                                    SHORT-TERM GOVERNMENT PORTFOLIO, MASTER FIXED INCOME
                                    PORTFOLIO, and ENHANCED EQUITY PORTFOLIO, before expense
                                    reimbursements, were 4.54%, 0.90% and 1.67%,
                                    respectively. In calculating Portfolio expenses for
                                    purposes of such reimbursement, any commission
                                    reimbursement from broker-dealers will not be applied.
                                    After December 31, 1997, the Adviser may voluntarily
                                    waive all or a portion of its management fee and/ or
                                    absorb certain expenses of a Portfolio. Any such waiver
                                    or absorption will have the effect of lowering the
                                    overall expense ratio for a Portfolio and increasing the
                                    overall total return and yield to investors at the time
                                    any such amounts were waived and/ or absorbed.
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BROKERAGE                           Under the terms of the Investment Advisory Agreement,
                                    the Adviser is authorized to employ broker-dealers to
                                    execute orders for the purchase and sale of portfolio
                                    securities and for other portfolio transactions who in
                                    its best judgment can provide "best execution". In
                                    determining the abilities of the broker-dealer to
                                    provide execution of a particular portfolio transaction,
                                    the Adviser will consider all relevant factors including
                                    the execution capabilities required by the transaction
                                    or transactions; the ability and willingness of the
                                    broker-dealer to facilitate each transaction by
                                    participation therein for its own account; the
                                    familiarity with sources from or to whom particular
                                    securities might be purchased or sold; the quality and
                                    continuity of service rendered by the broker-dealer with
                                    regard to a Portfolio's other transactions; and any
                                    other factors relevant to the selection of a
                                    broker-dealer for a particular and related transactions
                                    of a Portfolio. Provided that best execution is
                                    obtained, the Adviser may consider sales of the
                                    Portfolios' shares and the provision of research
                                    services to the Adviser as factors in the selection of
                                    broker-dealers to execute portfolio transactions.

                                    In addition, the Fund may enter into agreements whereby
                                    a portion of the commissions earned by a broker-dealer
                                    on the transactions placed with a broker-dealer will be
                                    reimbursed to the Portfolios by the payment of all or a
                                    portion of the Portfolios' custodian fee or other
                                    Portfolio expenses. Such indirect payment of expenses,
                                    if any, will be in addition to any expense reimbursement
                                    by the Adviser. The Fund has entered into such
                                    agreements and with respect to the MASTER FIXED INCOME
                                    and ENHANCED EQUITY PORTFOLIOS, payment of expenses
                                    aggregated $15,140 and $3,920, respectively, for the
                                    year ended December 31, 1996.

                                    Fixed income securities are traded primarily in the
                                    over-the-counter market. They are generally traded on a
                                    net basis and do not normally involve either brokerage
                                    commission or transfer taxes. The cost of executing such
                                    portfolio transactions will primarily consist of dealer
                                    spreads and underwriting commissions. The Fund will
                                    always attempt to deal with dealers where better prices
                                    and execution are available. Securities may also be
                                    purchased directly from the issuer.

THE SHARE PRICE OF                  The share price or "net asset value" per share of each
EACH PORTFOLIO                      Portfolio is computed once daily at 4:30 P.M. Eastern
                                    Time, after the close of trading of the New York Stock
                                    Exchange and the various option exchanges, or such other
                                    time as is determined by or under the
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                                    direction of the Board of Trustees, on each day in which
                                    there is a sufficient degree of trading in the
                                    securities that might materially affect the Portfolio's
                                    net asset value. The Portfolios will not be priced on
                                    days when the New York Stock Exchange is closed. In
                                    addition, the SHORT-TERM GOVERNMENT and MASTER FIXED
                                    INCOME PORTFOLIOS will not be priced on days when the
                                    bond market is closed, such as certain bank holidays,
                                    even though the New York Stock Exchange may be open. The
                                    share price is calculated by dividing the total value of
                                    the Portfolio's assets, less total liabilities, by the
                                    total outstanding shares of the Portfolio. Expenses and
                                    interest on portfolio securities are accrued daily.

                                    Portfolio securities are valued based on market
                                    quotations or, if not readily available, at fair market
                                    value as determined in good faith under procedures
                                    established by the Board of Trustees. Bonds and fixed
                                    income securities may be valued on the basis of prices
                                    provided by a pricing service when such prices are
                                    believed by the Board to reflect fair market value. See
                                    "Portfolio Valuation" in the Statement of Additional
                                    Information.

DIVIDENDS, CAPITAL GAINS
AND TAXES

DISTRIBUTIONS                       Dividends consisting of net investment income are
                                    declared and payable to shareholders of record daily by
                                    both the SHORT-TERM GOVERNMENT and MASTER FIXED INCOME
                                    PORTFOLIOS. Such dividends are paid on the first
                                    business day of each month. Dividends consisting of net
                                    investment income of the ENHANCED EQUITY PORTFOLIO are
                                    declared and payable to shareholders of record on the
                                    last business day of each calendar quarter. For the
                                    purpose of calculating such dividends, net investment
                                    income consists of income accrued on portfolio assets,
                                    less accrued expenses. In addition, net realized capital
                                    gains of all Portfolios, if any, are distributed
                                    annually.

                                    The Fund's dividend and capital gains distributions may
                                    be reinvested in additional shares or received in cash.
                                    See "Selecting a Distribution Option".

TAX STATUS OF THE FUND              Each Portfolio of the Fund intends to qualify for
                                    taxation as a "regulated investment company" under the
                                    Internal Revenue Code (the "Code") so that it will not
                                    be liable for federal income taxes on amounts
                                    distributed to shareholders as dividends and capital
                                    gains. However, the Code contains a number of complex
                                    tests relating to qualification which a Portfolio might
                                    not meet in
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                                    any particular year. If a Portfolio did not so qualify,
                                    it would be treated for tax purposes as an ordinary
                                    corporation and receive no tax deduction for payments
                                    made to shareholders.

TAXATION OF SHAREHOLDERS            Distributions paid by each of the Portfolios from net
                                    investment income are taxable to shareholders as
                                    ordinary income, whether received in cash or reinvested
                                    in additional shares. Long-term capital gains
                                    distributions are taxable to shareholders as long-term
                                    capital gains, regardless of how long such shareholders
                                    have held their shares.

                                    Any capital gain distribution paid by the Fund has the
                                    effect of reducing the net asset value per share on the
                                    reinvestment date by the amount of the distribution.
                                    Therefore, a capital gain distribution paid shortly
                                    after a purchase of shares by a shareholder would
                                    represent, in substance, a partial return of capital to
                                    the shareholder (to the extent it is paid on the shares
                                    so purchased), even though it would be subject to income
                                    taxes as discussed above. Accordingly, prior to
                                    purchasing shares, a shareholder should carefully
                                    consider the impact of dividends or capital gains
                                    distributions which are expected to be or have been
                                    announced.

                                    For corporate investors, dividends paid by the
                                    SHORT-TERM GOVERNMENT PORTFOLIO will generally not
                                    qualify for the dividends received deduction, a minimal
                                    amount of dividends paid by the MASTER FIXED INCOME
                                    PORTFOLIO will qualify for the deduction, and some
                                    fraction of dividends by the ENHANCED EQUITY PORTFOLIO
                                    will qualify for such deduction. The Fund will notify
                                    its shareholders annually of the tax status of its
                                    dividends and capital gain distributions.

                                    The sale of shares of the Fund is a taxable event and
                                    may result in a capital gain or loss. A capital gain or
                                    loss may be realized from an ordinary redemption of
                                    shares or an exchange of shares between Portfolios of
                                    the Fund.

                                    Dividend distributions, capital gains distributions, and
                                    capital gains or losses from redemptions and exchanges
                                    may be subject to state and local taxes. However,
                                    depending on provisions of your state's tax law, the
                                    portion of a Portfolio's income derived from full faith
                                    and credit U.S. Treasury and agency obligations may be
                                    exempt from state and local taxes. The Fund will
                                    indicate each year the portion of a Portfolio's income,
                                    if any, that may qualify for this exemption.
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                                    The Fund is required to withhold 31% of taxable
                                    dividends, capital gains distributions, and redemption
                                    proceeds paid to shareholders who have not complied with
                                    IRS taxpayer identification regulations. Such
                                    withholding requirement may be avoided by certifying on
                                    the Account Registration your proper Social Security or
                                    Tax Identification Number and further certifying that
                                    you are not subject to backup withholding. Dividends,
                                    capital gains distributions, and redemption proceeds
                                    paid to foreign shareholders will generally be subject
                                    to withholding at the rate of 30% (or lower treaty
                                    rate). You should consult your own tax adviser regarding
                                    specific questions about federal, state, or local
                                    taxation.

GENERAL INFORMATION                 The Fund is a Delaware business trust organized on
                                    November 18, 1992. The Declaration of Trust permits the
                                    Trustees to issue an unlimited number of shares of
                                    beneficial interest. The Board of Trustees has the power
                                    to designate one or more classes ("Portfolios") of
                                    shares of beneficial interest and to classify or
                                    reclassify any unissued shares with respect to such
                                    classes. Presently the Fund is offering shares of the
                                    three Portfolios described above.

SHARES OF BENEFICIAL INTEREST       The shares of each Portfolio, when issued, are fully
                                    paid and non-assessable, are redeemable at the option of
                                    the holder, are fully transferable and have no
                                    conversion or pre-emptive rights. Shares are also
                                    redeemable at the option of the Fund under certain
                                    circumstances (see "Redeeming Shares"). Each share of a
                                    Portfolio is equal as to earnings, expenses and assets
                                    of the Portfolio and, in the event of liquidation of the
                                    Portfolio, is entitled to an equal portion of all of the
                                    Portfolio's net assets. Shareholders of the Fund are
                                    entitled to one vote for each full share held and
                                    fractional votes for fractional shares held, and will
                                    vote in the aggregate and not by Portfolio except as
                                    otherwise required by law or when the Board of Trustees
                                    determines that a matter to be voted upon affects only
                                    the interest of the shareholders of a particular
                                    Portfolio. Voting rights are not cumulative, so that the
                                    holders of more than 50% of the shares voting in any
                                    election of Trustees can, if they so choose, elect all
                                    of the Trustees. While the Fund is not required, and
                                    does not intend, to hold annual meetings of
                                    shareholders, such meetings may be called by the
                                    Trustees at their discretion, or upon demand by the
                                    holders of 10% or more of the outstanding shares of any
                                    Portfolio for the purpose of electing or removing
                                    Trustees.
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                                    As of September 30, 1997, Prison Law Office held of
                                    record more than 25% of the outstanding shares of the
                                    ENHANCED EQUITY and SHORT-TERM GOVERNMENT PORTFOLIOS and
                                    may be considered a controlling person of these
                                    Portfolios under the 1940 Act.

SHARE CERTIFICATES                  All shares (including reinvested dividends and capital
                                    gain distributions) are issued or redeemed in full and
                                    fractional shares rounded to the fourth decimal place.
                                    No share certificates will be issued. Instead, an
                                    account will be established for each shareholder and all
                                    shares purchased will be held in book-entry form by the
                                    Fund.

SHAREHOLDER SERVICES                Shareholder inquiries should be addressed to the Fund's
                                    sub-shareholder servicing agent at: Analytic Funds, P.O.
                                    Box 2798, Boston, MA 02208; telephone (800) 374-2633.

CONFIRMATION AND STATEMENTS         Whenever a transaction takes place in an account, a
                                    confirmation statement will be sent to the shareholder
                                    of such transaction. This confirmation statement will
                                    include complete details of all transactions for the
                                    calendar year to date. For purposes of confirming
                                    dividend and/or capital gain distributions, shareholders
                                    of the SHORT-TERM GOVERNMENT and MASTER FIXED INCOME
                                    PORTFOLIOS may expect statements at least monthly, and
                                    shareholders of the ENHANCED EQUITY PORTFOLIO may expect
                                    statements at least quarterly.

FINANCIAL STATEMENTS                The Fund will send to shareholders of each of the
                                    Portfolios an unaudited semi-annual financial statement.
                                    The annual financial statements of the Fund will be
                                    audited by Deloitte & Touche LLP, independent public
                                    accountants.

CUSTODIAN                           The Fund's custodian is The Chase Manhattan Bank.

ADDITIONAL INFORMATION              This Prospectus, including the Statement of Additional
                                    Information which has been incorporated by reference
                                    herein, does not contain all the information set forth
                                    in the Registration Statement filed by the Fund with the
                                    SEC under the Securities Act of 1933. Copies of the
                                    Registration Statement may be obtained at a reasonable
                                    charge from the SEC or may be examined, without charge,
                                    at the office of the SEC in Washington, D.C.

YIELD, TOTAL RETURN, AND OTHER      From time to time the Fund may advertise the "yield",
CALCULATIONS                        "total return", and "average annual total return" of one
                                    or more of the Portfolios. Yield and return calculations
                                    are based on historical results, do not take into
                                    account any federal or state income taxes which may be
                                    payable, and are not intended to indicate future
                                    performance.
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                                    The "30-day yield" of a Portfolio is calculated by
                                    dividing net investment income per share earned during a
                                    thirty-day period by the net asset value per share on
                                    the last day of the period. Net investment income
                                    includes interest and dividend income earned on the
                                    Portfolio's securities after subtracting all expenses
                                    that have been applied to all shareholder accounts. The
                                    yield calculation assumes that net investment income
                                    earned over thirty days is compounded monthly for six
                                    months and then annualized. Methods used to calculate
                                    advertised yields are standardized for all stock and
                                    bond mutual funds.

                                    "Total return" and "average annual total return" are
                                    more comprehensive measures of the Portfolio's
                                    historical performance than the "30-day yield". Total
                                    return measures both net investment income and the
                                    effect of realized and unrealized appreciation or
                                    depreciation of the Portfolio on a hypothetical
                                    shareholder, assuming reinvestment of all distributions
                                    into new Portfolio shares. Specifically, the total
                                    return for a stated period is calculated by assuming a
                                    hypothetical investment in a Portfolio at the beginning
                                    of a period; then, assuming reinvestment of all
                                    distributions into new Portfolio shares, the total
                                    return is calculated as the percentage change in the
                                    total dollar value of the investment over the period in
                                    question. Average annual total return expresses this
                                    same total return as an annualized rate which, if
                                    compounded annually over the same period, would result
                                    in the same total return.

                                    These standardized performance measures present
                                    historical returns. In addition, the Fund may present
                                    non-standardized measures which relate to the returns
                                    and risk or variability of the returns of a Portfolio,
                                    including "standard deviation of returns", "beta",
                                    "alpha", and "duration". These measures are not
                                    standardized, as they involve choices regarding the
                                    length of historical measurement periods, the frequency
                                    of such measurements, the choice of market benchmarks,
                                    and other factors which are beyond the scope of current
                                    SEC performance standards. Hence, these measures may not
                                    be directly comparable among different funds or
                                    different measurers of the same funds. These risk
                                    measurements are also based on historical results and
                                    are not intended to be an indication of future
                                    performance.

                                    The Fund may also include comparative performance
                                    information in advertising or marketing shares.
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                               SHAREHOLDER GUIDE

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OPENING AN ACCOUNT                  To open a new account, either by mail or by wire,
                                    complete and return a signed Account Registration.
                                    Please indicate the Portfolio(s) you have chosen and the
                                    respective amount(s) to be invested.

MINIMUM INVESTMENTS                 There is no minimum initial or subsequent purchase of
                                    Portfolio shares by tax deferred retirement plans
                                    (including IRA, SEP-IRA and profit sharing and money
                                    purchase plans) or Uniform Gifts to Minors Act accounts.
                                    For other investors the initial minimum purchase is
                                    $5,000 invested in any proportion among the Portfolios
                                    and there is no minimum for subsequent purchases.

PURCHASING SHARES                   Shares of the Portfolios are purchased directly from the
                                    Fund with no sales charge or commission at the net asset
                                    value per share next computed after an order and payment
                                    are received by the Fund. Any order received after 1:00
                                    P.M. Pacific Time will be processed at the next day's
                                    closing net asset value. Shares of a Portfolio may be
                                    purchased by customers of broker-dealers or other
                                    financial intermediaries ("Service Agents") which have
                                    established a shareholder servicing relationship with
                                    the Fund on behalf of their customers. Service Agents
                                    may impose additional or different conditions on
                                    purchases or redemptions of Portfolio shares and may
                                    charge transaction or other account fees. Each Service
                                    Agent is responsible for transmitting to its customers a
                                    schedule of any such fees and information regarding
                                    additional or different purchase or redemption
                                    conditions. Shareholders who are customers of Service
                                    Agents should consult their Service Agent for
                                    information regarding these fees and conditions. Amounts
                                    paid to Service Agents may include transaction fees
                                    and/or service fees paid by the Fund from the subject
                                    Portfolio's assets attributable to the Service Agent,
                                    which would not be imposed if shares of the Portfolio
                                    were purchased directly from the Fund or its
                                    distributor. Service Agents may provide shareholder
                                    services to their customers that are not available to a
                                    shareholder dealing directly with the Fund.

                                    Service Agents may enter confirmed purchase orders on
                                    behalf of their customers. If shares of a Portfolio are
                                    purchased in this manner, the Service Agent must receive
                                    your investment order before the close of trading on the
                                    New York Stock Exchange, and transmit it to the Fund's
                                    Sub-Transfer Agent, Chase Global Funds Services Company,
                                    prior to the close of their business day to receive that
                                    day's share price. Proper payment for the order must

                                       41
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
                                    be received by the Sub-Transfer Agent no later than the
                                    time when the Portfolio is priced on the following
                                    business day. Service Agents are responsible to their
                                    customers and the Fund for timely transmission of all
                                    subscription and redemption requests, investment
                                    information, documentation and money.

                                    The Fund reserves the right to reject any purchase order
                                    or to suspend or modify the continuous offering of its
                                    shares.

BY MAIL                             Initial purchases of Fund shares may be made by mailing
FOR INITIAL INVESTMENTS, COMPLETE   a completed and signed Account Registration Form
AND SIGN AN ACCOUNT REGISTRATION    together with a check made payable to THE ANALYTIC
FORM. FOR SUBSEQUENT INVESTMENTS,   SERIES FUND (REFERENCE PORTFOLIO NAME), to:
COMPLETE A MAIL REMITTANCE FORM.    The Analytic Series Fund     Street Address (overnight
                                    mail)
                                    P.O. Box 2798               73 Tremont Street
                                    Boston, MA 02208           Boston, MA 02108
                                    (800) 374-2633

                                    For subsequent purchases, complete the Mail Remittance
                                    Form (located on a statement) and return it to the above
                                    address with a check made payable to THE ANALYTIC SERIES
                                    FUND (REFERENCE PORTFOLIO NAME).

BY WIRE                             Before wiring funds, you must telephone the Fund's
TELEPHONE THE FUND'S SUB-TRANSFER   sub-transfer agent at (800) 374-2633 with the sending
AGENT AT (800) 374-2633 BEFORE      bank's name, date and amount being wired to insure
WIRING FUNDS.                       proper investment. There is no charge by the Fund for
                                    wire purchases.
                                    Federal funds wiring instructions are:

                                                    The Chase Manhattan Bank
                                                         ABA #021000021
                                        The Analytic Series Fund -- (NAME OF PORTFOLIO)
                                                     CREDIT DDA 9102791614
                                               ACCOUNT REGISTRATION: (YOUR NAME)
                                                ACCOUNT #: (YOUR ACCOUNT NUMBER)

                                    Please be sure your bank includes the name of the
                                    Portfolio and your account's registration name and, in
                                    the case of subsequent investments, the account number
                                    assigned by the Fund.

                                    NOTE: Federal funds wire purchase orders will be
                                    accepted only when the Fund and Custodian Bank are open
                                    for business.

                                    FOR INITIAL PURCHASES ONLY: No purchases will be
                                    processed until a completed and signed Account
                                    Registration Form has been received.


                                       42
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
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BY EXCHANGE                         You may open an account for a new Portfolio or purchase
                                    additional shares in any Portfolio by making an exchange
                                    from an existing Portfolio account or from an existing
                                    account in the Analytic Optioned Equity Fund. You may
                                    not open an account by exchange unless you have
                                    completed an account application.

                                    If you open an account by exchange, the new account will
                                    have identical registration and special instructions
                                    (such as Distribution Option, Telephone Redemption
                                    Instructions, Telephone Exchange Privileges, and
                                    duplicate confirmation/ statements) as the existing
                                    account.

                                    For further information concerning exchanges, see
                                    "EXCHANGING SHARES".

SELECTING A DISTRIBUTION OPTION     You must select one of the three distribution options by
                                    indicating so on the Account Registration:

                                    AUTOMATIC REINVESTMENT OPTION--Both dividends and
                                    capital gains distributions will be reinvested in
                                    additional Portfolio shares. This option will be
                                    selected for you automatically unless you specify one of
                                    the other options.

                                    CASH DIVIDEND OPTION--Your dividends will be paid in
                                    cash and your capital gains distributions will be
                                    reinvested in additional Portfolio shares.

                                    ALL CASH OPTION--Dividends and capital gains distributions will be paid in cash.

                                    To change your option, written instructions with
                                    signature(s) guaranteed must be received by the Fund's
                                    sub-transfer agent 5 business days prior to the
                                    effective date of the change. For further information
                                    concerning signature guarantees, see "SIGNATURE
                                    GUARANTEES".

REDEEMING SHARES                    Shares are redeemed without charge at the net asset
                                    value per share next computed after instructions and
                                    required documents are received in proper form. Any
                                    instructions received after 4:00 P.M. Eastern Time will
                                    be processed at the next day's net asset value. See the
                                    discussions below, under "By Telephone", "By Mail" and
                                    "By Exchange" for information regarding the required
                                    documents. To be in "proper form" the documents must be
                                    complete and executed by all required parties.

                                    Any redemption may be more or less than your cost,
                                    depending on the market value of the securities held by
                                    the Portfolio. Payment will be made as promptly as
                                    possible but in no event


                                       43
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                                    later than 3 business days from the day the redemption
                                    request is received. See "Redemption of Shares" in the
                                    Statement of Additional Information for certain
                                    restrictions that may apply.

BY TELEPHONE                        Provided that Telephone Redemption Privileges have been
                                    established (by completing the "Telephone Redemption
                                    Privileges" portion of the Account Registration or by
                                    subsequent written instructions with signature(s)
                                    guaranteed), a shareholder may redeem all or part of his
                                    shares by calling the Fund's sub-transfer agent at (800)
                                    374-2633.

                                    No request for telephone redemption will be accepted
                                    except where redemption proceeds are to be remitted to a
                                    bank account that has been predesignated in writing. The
                                    redemption proceeds will be wired by the Fund without
                                    charge to the bank designated in the instructions. Any
                                    changes to the telephone redemption instructions must be
                                    in writing with signature(s) guaranteed.

                                    The Fund's sub-transfer agent will employ procedures
                                    designed to provide reasonable assurance that
                                    instructions communicated by telephone are genuine and,
                                    if it does not do so, it may be liable for any losses
                                    due to unauthorized or fraudulent instructions. The
                                    procedures employed by the sub-transfer agent include
                                    requiring the following information at the time of the
                                    telephone call:

                                    Account number;
                                    Registration of account; and
                                    Social Security Number or Tax I.D.

                                    NOTE: Neither the Fund nor the sub-transfer agent is
                                    responsible for unauthorized telephone redemptions by a
                                    person reasonably believed to be a shareholder unless
                                    the sub-transfer agent has received written notice
                                    canceling the telephone redemption authorization. The
                                    Fund may change or discontinue the telephone redemption
                                    privilege without notice. For your protection, the Fund
                                    and its agents reserve the right to record all calls.

                                    The Fund reserves the right to refuse a telephone
                                    redemption if it believes it is advisable to do so.
                                    Telephone redemptions may be difficult to implement
                                    during periods of drastic economic or market changes,
                                    which may result in an unusually high volume of
                                    telephone calls. If a shareholder is unable to reach the
                                    Fund's sub-transfer agent by telephone, shares may be
                                    redeemed in writing as described below.


                                       44
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BY MAIL                             A shareholder may redeem all or part of his shares by
                                    written request to the Fund's sub-transfer agent at the
                                    address set forth under "Purchasing Shares--By Mail"
                                    above. The written request must be endorsed by the
                                    registered owner(s) exactly as the account is
                                    registered, including any special capacity of the
                                    registered owner(s). Where the owner(s) have not
                                    arranged with the Fund for redemption proceeds to be
                                    remitted to a predesignated bank account, the Fund
                                    requires that the signature(s) be guaranteed.
                                    Fiduciaries, corporations, and other entities may also
                                    be required to furnish supporting documents.

BY EXCHANGE                         Shares may be redeemed by making an exchange into
                                    another Analytic Series Fund Portfolio or for shares of
                                    the Analytic Optioned Equity Fund. For more information,
                                    see "EXCHANGING SHARES".

DELAYED PAYMENT                     In the event that the Fund is requested to redeem shares
                                    for which it has not received good payment (e.g., cash
                                    or cashier's check on a U.S. bank), it may delay the
                                    mailing of a redemption check until such time as it is
                                    determined that good payment has been collected for the
                                    purchase of such shares. In addition, the Fund reserves
                                    the right to delay the mailing of a redemption check
                                    where the shares to be redeemed have been purchased by
                                    check within 15 days prior to the date the redemption
                                    request is received, unless the Fund has been advised
                                    that the check used for investment has been cleared for
                                    payment by the shareholder's bank. However, such delay
                                    will not be longer than 15 days after the purchase date.

                                    The Fund may suspend the redemption right or postpone
                                    payment at times when the New York Stock Exchange is
                                    closed or under certain other circumstances permitted by
                                    the SEC.

PAYMENT-IN-KIND                     The Fund has made an election with the SEC to pay in
                                    cash all redemptions requested by any shareholder of
                                    record limited in amount during any 90-day period to the
                                    lesser of $250,000 or 1% of the net assets of the Fund
                                    at the beginning of such period. Such commitment is
                                    irrevocable without the prior approval of the SEC.
                                    Redemptions in excess of the above limits may be paid in
                                    whole or in part in readily marketable investment
                                    securities or in cash, as the Trustees may deem
                                    advisable. However, payment will be made wholly in cash
                                    unless the Trustees believe that economic or market
                                    conditions exist which would make such a practice
                                    detrimental to the best interests of the Fund. If
                                    redemptions are paid in investment securities, such
                                    securities will be valued as set


                                       45
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                                    forth under "The Share Price of Each Portfolio" and a
                                    redeeming shareholder will normally incur brokerage
                                    expenses if the shareholder converts these securities to
                                    cash.

BACKUP WITHHOLDING                  The Fund is required to withhold 31% of redemptions paid
                                    to shareholders who have not complied with IRS taxpayer
                                    identification regulations. You may avoid this
                                    withholding requirement by certifying on the Account
                                    Registration your proper Social Security or Taxpayer
                                    Identification Number and by further certifying that you
                                    are not subject to backup withholding.

SIGNATURE GUARANTEES                To protect the shareholder's account and the Fund from
                                    fraud, signature guarantees are required for certain
                                    redemptions. The purpose of signature guarantees is to
                                    verify the identity of the party who has authorized the
                                    redemption. A guarantor must be a commercial bank or
                                    trust company; a broker or dealer, municipal securities
                                    broker or dealer, or government securities broker or
                                    dealer; a credit union; a national securities exchange,
                                    registered securities association or clearing agency; or
                                    a savings association. Signature guarantees are required
                                    for:

                                    any redemption request for an account where the owner(s)
                                    have not arranged with the Fund for redemption proceeds
                                    to be remitted to a predesignated bank account;

                                    transfers or exchanges between accounts which are not
                                    identically registered;

                                    the addition of, or change in the address and wiring
                                    instruction for, financial institutions designated to
                                    receive redemptions sent directly into a shareholder's
                                    account; and

                                    redemptions involving disputed or deceased shareholder
                                    accounts.

                                    The Fund reserves the right to request additional
                                    information from, and make reasonable inquiries of, any
                                    eligible guarantor institution.

MINIMUM ACCOUNT BALANCE             With the exception of qualified retirement plan
REQUIREMENT                         accounts, the Fund may liquidate any shareholder's
                                    account whenever, due to redemptions, the value of the
                                    account falls below the minimum account balance of
                                    $1,000 and the shareholder fails to purchase sufficient
                                    shares to bring the value of the account to $1,000
                                    within 90 days after receiving written notice sent by
                                    the Fund.


                                       46
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EXCHANGING SHARES                   Should your investment goals change, you may exchange
                                    your shares between the Portfolios in the Fund or for
                                    shares of the Analytic Optioned Equity Fund.

                                    Exchanges are processed at the net asset value per share
                                    next computed after the receipt of instructions in
                                    proper form. Any instruction received after 4:00 P.M.
                                    Eastern Time will be processed at the next day's net
                                    asset value.

BY TELEPHONE                        Provided that Telephone Exchange Privileges have been
                                    established (by completing the "Telephone Exchange
                                    Privileges" portion of the Account Registration or by
                                    subsequent written instructions with signature(s)
                                    guaranteed), a shareholder may exchange all or part of
                                    his shares by calling the Fund's sub-transfer agent at
                                    (800) 374-2633.

                                    The Fund's sub-transfer agent will employ procedures
                                    designed to provide reasonable assurance that
                                    instructions communicated by telephone are genuine and,
                                    if it does not do so, it may be liable for any losses
                                    due to unauthorized or fraudulent instructions. The
                                    procedures employed by the sub-transfer agent include
                                    requiring the following information at the time of the
                                    telephone call:

                                    Account number;
                                    Registration of account; and
                                    Social Security Number or Tax I.D.

                                    NOTE: Neither the Fund nor the sub-transfer agent is
                                    responsible for unauthorized telephone exchanges by a
                                    person reasonably believed to be a shareholder unless
                                    the sub-transfer agent has received written notice
                                    canceling the telephone exchange authorization. The Fund
                                    may change or discontinue the telephone exchange
                                    privilege without notice. For your protection, the Fund
                                    and its agents reserve the right to record all calls.

                                    The Fund reserves the right to refuse a telephone
                                    exchange if it believes it is advisable to do so.
                                    Telephone exchanges may be difficult to implement during
                                    periods of drastic economic or market changes, which may
                                    result in an unusually high volume of telephone calls.
                                    If a shareholder is unable to reach the Fund's
                                    sub-transfer agent by telephone, shares may be exchanged
                                    in writing as described below.

BY MAIL                             A shareholder may exchange all or part of his shares by
                                    written request to the Fund's sub-transfer agent at the
                                    address set forth under "Purchasing Shares--By Mail"
                                    above. The written request


                                       47
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                                    must be endorsed by the owner(s) exactly as the account
                                    is registered, including any special capacity of the
                                    registered owner(s). The Fund requires that the
                                    signature(s) be guaranteed.

IMPORTANT EXCHANGE INFORMATION      Before you make an exchange you should consider the
                                    following:

                                    Please read the prospectus of the Fund or of Analytic
                                    Optioned Equity Fund before making an exchange.

                                    An exchange is treated as a redemption and a purchase
                                    and any gain or loss on the transaction is taxable.

                                    Recently purchased shares may not be exchanged until
                                    payment for the purchase has been collected. The Fund
                                    reserves the right to defer honoring exchange requests
                                    where shares to be exchanged have been purchased by
                                    check within 15 days prior to the date of the exchange
                                    request, unless the Fund has been advised that such
                                    check has been cleared for payment by the shareholder's
                                    bank.

                                    Exchanges are accepted only if the registrations of the
                                    accounts are identical.

                                    The redemption and purchase price of shares redeemed by
                                    exchange is the net asset value per share of the
                                    respective Portfolios next computed after the Fund
                                    receives instructions in proper form.

                                    No exchange can be made unless the shares to be
                                    purchased have been registered in the state of the
                                    purchaser.

EXCHANGE PRIVILEGE LIMITATIONS      The Fund's exchange privilege is not intended to afford
                                    shareholders a way to speculate on short-term market
                                    movements. Accordingly, in order to prevent excessive
                                    use of the Exchange Privilege that may potentially
                                    disrupt the management of the Fund and increase
                                    transaction costs, the Fund may establish a policy of
                                    limiting excessive exchange activity.

WITHDRAWAL PLAN                     A shareholder may establish a Withdrawal Plan under
                                    which the shareholder receives a check monthly,
                                    quarterly, or annually in a predetermined amount of not
                                    less than $100. All income dividends and any realized
                                    gain distributions attributable to the account will be
                                    reinvested at net asset value on the payment dates, as
                                    with other shareholder accounts, and shares of the
                                    Portfolio(s) will be redeemed from the account in order
                                    to make the required withdrawal payment. If a date is
                                    not specified by the shareholder, then monthly
                                    distributions under the Withdrawal Plan will be
                                    processed on the first business day of the month,


                                       48
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                                    quarterly distributions will be processed on the last
                                    business day of the calendar quarter, and annual
                                    distributions will be processed on the last business day
                                    of the calendar year. The shareholder may change or
                                    terminate his Withdrawal Plan instructions by notifying
                                    the Fund in writing at the address set forth above under
                                    "Purchasing Shares--By Mail" at least 5 business days
                                    prior to the effective date of the change.

IMPORTANT WITHDRAWAL PLAN           Withdrawal payments should not be considered dividends,
INFORMATION                         yield, or income on an investment, since portions of
                                    each payment may consist of a return of capital.
                                    Depending upon the size and frequency of payments and
                                    fluctuations in value of the Fund's shares redeemed,
                                    redemptions for the purpose of making Withdrawal Plan
                                    disbursements may reduce or even exhaust a shareholder's
                                    account.

OFFICERS AND TRUSTEES
CHAIRMAN OF THE
BOARD OF TRUSTEES....  Michael F. Koehn
TRUSTEE..............  Michael D. Butler
TRUSTEE..............  Robertson Whittemore
PRESIDENT............  Harindra de Silva
EXECUTIVE VICE
PRESIDENT AND
SECRETARY............  Charles L. Dobson
TREASURER............  Gregory M. McMurran
SENIOR VICE
PRESIDENT............  Angelo A. Calvello
SENIOR VICE
PRESIDENT............  Marie Nastasi Arlt


          INVESTMENT ADVISOR
          Analytic-TSA Global Asset Management, Inc.
          700 South Flower Street, Suite 2400
          Los Angeles, CA 90017

          TRANSFER AGENT, DIVIDEND DISBURSEMENT AGENT,
          AND SHAREHOLDER RELATIONS SERVICING AGENT
          UAM Fund Services, Inc.
          211 Congress Street
          Boston, MA 02110

          CUSTODIAN
          The Chase Manhattan Bank
          1211 Avenue of the Americas
          New York, NY 10036

          COUNSEL

          Paul, Hastings, Janofsky & Walker LLP
          555 South Flower Street
          Los Angeles, CA 90017


          INDEPENDENT ACCOUNTANTS
          Deloitte & ToucheLLP
          1000 Wilshire Blvd.
          Los Angeles, CA 90017

          THE ANALYTIC SERIES FUND

          c/o Chase Global Funds Services Company
          P.O. Box 2798
          Boston, MA 02208
          Phone: (800) 374-2633


          NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE ANY OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                                  ANALYTICFUNDS
                                   THE ANALYTIC
                                   SERIES FUND
----------------------

                                  ENHANCED EQUITY
                                MASTER FIXED INCOME
                               SHORT-TERM GOVERNMENT


                                    PROSPECTUS
                                 OCTOBER 20, 1997


                                                  MEMBER OF
                                               100% NO-LOAD-TM-
                                             MUTUAL FUND COUNCIL
----------------------------------------------------------------

                                        PART B

                               THE ANALYTIC SERIES FUND
                                    (800) 374-2633


                         STATEMENT OF ADDITIONAL INFORMATION
                               DATED OCTOBER 20, 1997


This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated October 20, 1997. To obtain this Prospectus without charge, please call the Fund at the telephone number above.



    TABLE OF CONTENTS                                                  PAGE

    The Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
    Investment Objective and Policies. . . . . . . . . . . . . . . .     2
    Investment Limitations . . . . . . . . . . . . . . . . . . . . .    15
    Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . .    18
    Redemption of Shares . . . . . . . . . . . . . . . . . . . . . .    18
    Management of the Fund . . . . . . . . . . . . . . . . . . . . .    18
    Principal Shareholders . . . . . . . . . . . . . . . . . . . . .    20
    Investment Advisory and Other Services . . . . . . . . . . . . .    22
    Portfolio Transactions . . . . . . . . . . . . . . . . . . . . .    24
    Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24
    Yield, Total Return, and Other Performance Statistics. . . . . .    27
    Additional Information . . . . . . . . . . . . . . . . . . . . .    30
    Appendix-Description of Bond Ratings . . . . . . . . . . . . . .    32

                                       THE FUND

                          INVESTMENT OBJECTIVE AND POLICIES

CERTAIN INVESTMENT RISKS

All of the Portfolios are expected to have fluctuations in their net asset values. However, the Short-Term Government Portfolio is expected to have the lowest such volatility and the Enhanced Equity Portfolio is expected to have the highest volatility of the three Portfolios.

To illustrate the historical volatility associated with i) short-term bonds,
ii) a diversified bond portfolio, and iii) a diversified common stock portfolio, the following table sets forth the extremes for annualized total returns as well as the average annual total return for three indexes representing these sectors of the market:

              ONE TO THREE YEAR MATURITY U.S. TREASURY NOTES (1979-1996)
                      (Merrill Lynch 1 to 3 Year Treasury Index)


                  One Year       Five Years     Ten Years
                  --------       ----------     ---------
    Best           21.2%           14.3%          11.4%
    Worst           0.6             6.7            7.7
    Average         9.5             9.8            9.6

                   U.S. GOVERNMENT AND CORPORATE BONDS (1973-1996)
                  (Lehman Brothers Government/Corporate Bond Index)

                  One Year       Five Years    Ten Years
                  --------       ----------    ---------
    Best           31.1%           18.0%          13.7%
    Worst          (3.5)            3.3            7.5
    Average         9.3             9.8           10.5

                            U.S. COMMON STOCKS (1926-1996)
                    (Standard & Poor's 500 Composite Stock Index)

                  One Year       Five Years     Ten Years
                  --------       ----------     ---------
    Best            54.0%          23.9%          20.1%
    Worst          (43.3)         (12.5)          (0.9)
    Average         12.7           10.4           10.8

The total returns shown should not be taken as an indication of future performance of any Portfolio, but merely as an illustration of the variability associated with different market sectors. The fluctuations in the total returns of the above indexes are associated with various risks to which the Portfolios in the Fund are also exposed, although to different degrees. These risks include but are not limited to: i) interest rate risk, ii) credit risk, and
iii) equity risk.

Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to interest rates than bonds with shorter maturities. Another name for interest rate risk is DURATION RISK.

As an illustration of interest rate risk, the table below shows the effect of a sudden 2% change in interest rates on two bonds of varying maturities:

                Percent Change in the Price of a Par Bond Yielding 6%


                                    2% Increase In       2% Decrease In
              Stated Maturity       Interest Rates       Interest Rates
              ---------------       --------------       --------------
      Short-Term (2 years)               -4%                  +4%
      Intermediate-Term (10 years)      -13%                 +16%

The chart is intended to provide you with guidelines for determining the degree of interest rate risk you may be willing to assume. The yield and price changes shown should not be taken as representative of a Portfolio's current or future yield or expected changes in a Portfolio's share price.

In addition to interest rate risk, each Portfolio that holds fixed income securities is subject to varying degrees of credit risk. Credit risk, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal to a Portfolio. The credit risk of a Portfolio depends on the quality of its investments. Reflecting their higher risks, lower-quality bonds generally offer higher yields (all other factors being equal).

When a Portfolio holds mortgage-backed securities, it is also subject to prepayment risk. Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When these mortgages are refinanced, the principal on securities backed by these mortgages is "prepaid" earlier than expected. If the Portfolio has paid a premium for such securities, it will incur a loss, and the premium will be amortized over a shorter period than anticipated at the time of purchase, thus reducing the effective yield on the securities. If the Portfolio that holds these securities wants to reinvest the unanticipated principal in new fixed income securities, it will generally be at lower interest rates. This reduces the interest income of the Portfolio. In addition, when interest rates fall, the market prices of the mortgage-backed securities will not rise as much as comparable Treasury securities, as bond market investors anticipate the increase in mortgage prepayments.

A risk similar to prepayment risk, but generally associated with corporate obligations, is call risk. Call provisions, common in many corporate bonds that may be held by the Portfolio, allow bond issuers to redeem bonds prior to maturity. When interest rates are falling, bond issuers often exercise call provisions, paying off bonds that carry high stated interest rates and often issuing new bonds at lower rates. For the Portfolio, the result would be that bonds with high interest rates are "called", the amortization period for any purchase premiums would be shorter than expected and the bonds must be replaced with lower yielding instruments. In these circumstances, the income of the Portfolio would decline.

Equity risk is the potential for price declines associated generally with common stocks and equity-type investments. The magnitude of this risk associated with any particular investment position can vary widely depending on a number of factors, including the business of the issuer, market conditions in general, the particular type of security, and the possibility that the position may be HEDGED with other securities. The portion of equity risk that is particular to the securities of a given issuer and uncorrelated to common stocks in general is expected to be reduced by the diversification strategies of a Portfolio. However, even well diversified common stock portfolios have significant total equity risk, as illustrated by the table regarding "U.S. Common Stocks" above.

Interest rate risk and credit risk for the SHORT-TERM GOVERNMENT PORTFOLIO should be modest. Because of the short-term average weighted duration of this Portfolio, it is expected to exhibit low to moderate price fluctuations as interest rates change. Credit risk should be negligible for the Portfolio's holding of US. Treasury securities. In relative terms, credit risk will be slightly higher for the Portfolio's holding of US. Government agency obligations. Even though they carry top (AAA) credit ratings from S & P or Moody's, some agency obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury securities. The Portfolio may also, to a limited extent, invest in the securities of foreign governments. The Portfolio expects that these investments will generally carry AAA and AA ratings from S & P or Moody's at the time of purchase, although they may also be rated A or, if unrated, be determined by the Adviser to be equivalent to such ratings. Accordingly, the Portfolio's holdings of foreign securities exposes the Portfolio to more credit risk than if it exclusively invested in U.S. Government securities. The Portfolio may also hold mortgage-backed securities such as GNMA securities, which are backed by the full faith and credit of the U.S. Government, but which expose the Portfolio to prepayment risk.

The MASTER FIXED INCOME PORTFOLIO has a higher degree of both interest rate risk and credit risk than the SHORT-TERM GOVERNMENT PORTFOLIO. This Portfolio is expected to exhibit moderate to high price fluctuations as interest rates change, because the Portfolio will generally have significant holdings of both intermediate-term and longer term bonds. The Portfolio will have various credit risks through its holding of high grade (A or higher) obligations. When the Portfolio makes a purchase of a debt security with a given quality rating, there is the risk that the rating will be subsequently downgraded to either a lower investment grade or a rating below high grade. Such a down-grading or its anticipation is almost always accompanied by a drop in the market price of the bond. In addition, even though a particular debt security may have a relatively high quality rating from a rating agency, the issuer may still default on its obligations to the Portfolio. This Portfolio is expected to normally have significant holdings in mortgage-backed securities, which exposes it to prepayment risk. It also is subject to call risk.

Reflecting these increased interest rate, credit, prepayment, and call risks, the MASTER FIXED INCOME PORTFOLIO will generally offer higher yields than the SHORT-TERM GOVERNMENT PORTFOLIO. However, it is sometimes the case in the bond market that shorter maturity bonds offer higher yields than longer maturity bonds. This is known as an INVERTED YIELD CURVE environment. In such an environment, it is possible that the Short-Term Government Portfolio may have, for example, a higher 30-day yield than the Master Fixed Income Portfolio. No matter what the yield curve environment, yields are not a comprehensive measure of a Portfolio's performance nor a guide to expected future performance. More comprehensive measures of a Portfolio's historical performance are its average annual total return and its variability of total return.

The SHORT-TERM GOVERNMENT PORTFOLIO should have no equity risk, as the Portfolio does not intend to acquire any investments with equity-type characteristics. The MASTER FIXED INCOME PORTFOLIO is expected to have low to moderate equity risk through its use of convertible and synthetic convertible security positions and its use of covered call and cash secured put investments. Convertible bonds are hybrid securities that generally pay a fixed rate of interest but also may be converted into a fixed amount of the common stock of the issuer; this "conversion value" gives the security some equity risk. A synthetic convertible investment is a combination investment in which the Portfolio purchases both (i) high-grade cash equivalents, high grade debt obligations of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the debt obligation that will be earned over the holding period of the option or warrant. Since convertible securities often have credit ratings that are below high grade, the Portfolio's use of synthetic convertible positions may enable the Portfolio to receive both interest income and some equity exposure without the typical credit risk of many convertible bonds or notes. See "Convertible Securities, Synthetic Convertible Positions and Warrants". In pursuit of its investment objective, the Portfolio may also invest in covered call and cash secured put investments. Covered call and cash secured put investments are equity positions hedged with options which are expected, on average, to have similar average volatility over time to longer maturity corporate or convertible bonds. The Portfolio will make such investments when it expects to receive a higher total return than generally available from longer term corporate bonds. Similarly to convertible bonds, these positions have both equity and fixed income characteristics and expose the Portfolio to equity risk. However, the Portfolio considers such risks when making such investments and evaluates them in relation to their expected return and the objectives of the Portfolio.

The ENHANCED EQUITY PORTFOLIO is expected to be subject primarily to equity risk and exhibit HIGH TO VERY HIGH price fluctuations as is characteristic of common stocks and equity funds in general. The price fluctuations of this Portfolio can generally be expected to be greater than either the Short-Term Government Portfolio or the Master Fixed Income Portfolio. The Portfolio's use of options, futures, and foreign securities may also expose the Portfolio to certain risks in addition to those normally associated with a domestic common stock portfolio.

DURATION

The discussion in the Prospectus of the investment policies of the Short-Term Government and Master Fixed Income Portfolios refer to the Portfolios' duration. Duration is the weighted average life of a Portfolio's debt instruments measured on a present value basis; it is generally superior to average weighted maturity as a measure of a Portfolio's potential volatility due to changes in interest rates.

Unlike a Portfolio's average weighted maturity, which takes into account only the stated maturity date of the Portfolio's debt instruments, duration represents a weighted average of both interest and principal payments, discounted by the current yield-to-maturity of the securities. For example, a four-year, zero-coupon bond, which pays interest only upon maturity (along with principal), has both a maturity and duration of 4 years. However, a four-year bond priced at par with an 8% coupon has a maturity of 4 years but a duration of
3.6 years (at an 8% yield), reflecting the bond's earlier payment of interest.

In general, a bond with a longer duration will fluctuate more in price than a bond with a shorter duration. Also, for small changes in interest rates, duration serves to approximate the resulting change in a bond's price. For example, a sudden 1% change in interest rates will cause roughly a 4% move in the price of a zero-coupon bond with a 4 year duration, whereas an 8% coupon bond (with a 3.6 year duration) will change by approximately 3.6%.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities are interest in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of mortgage-related securities.

U.S. MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association. GNMA is a wholly owned United State Government corporation within the department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Government-related guarantors include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders.
FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because they lack direct or indirect government or agency guarantees of payment. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, pool insurance and letters of credit, issued by governmental entities, private insurers, and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's high grade investment quality standards. However, there can be no assurance that private insurers or guarantors will meet their obligations.
In addition, the Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the originator/servicers and poolers the Adviser determines that the securities meet the Fund's quality standards.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

Although the market for mortgage pass-through securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which are illiquid if, as a result, the Fund would exceed its policy limitation on illiquid securities. (See "Investment Limitations".)

FOREIGN MORTGAGE-RELATED SECURITIES. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, prepayment experience, and maturities of loans. In addition, foreign mortgage-related securities are subject to special currency and other risks (see "Foreign Securities"). A Portfolio will not purchase any foreign mortgage-related securities if as a result of such purchase more than 5% of its net assets would be invested in such category of securities.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A domestic or foreign CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.
Like a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. A Portfolio will not purchase any CMOs if as a result of such purchase more than 5% of its net assets would be invested in such category of securities.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities of U.S. or foreign issuers that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on a real property. These other mortgage-related securities may be equity or debt securities issued by governmental agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, home builders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities. A Portfolio will not purchase any other mortgage-related securities if as a result of such purchase more than 5% of its net assets would be invested in such category of securities.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

Each Portfolio may from time to time invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Because such securities do not pay current income, the price of these securities can be volatile when interest rates fluctuate (see the discussion on "Duration" above). While these securities do not pay current cash income, federal income tax law requires the holders of taxable zero-coupon, step-coupon, and certain pay-in-kind securities to report as interest each year the portion of the original discount (or deemed discount) on such securities accruing that year. In order to qualify as a "regulated investment company" under the Code, a Portfolio may be required to distribute a portion of such discount, which would then become part of a shareholder's taxable income. A Portfolio will not purchase any zero-coupon, step-coupon, or pay-in-kind securities if as a result of such purchase more than 5% of its net assets would be invested in such category of securities.

SECURITIES OF SUPRANATIONAL ORGANIZATIONS

Each Portfolio may invest in the debt obligations of supranational institutions, which may be either U.S. dollar denominated or denominated in a foreign currency. There are currently 14 supranational organizations, which may be divided into two groups: (i) 12 multilateral lending institutions ("MLIs"), and
(ii) two other supranationals -- the European Coal and Steel Community and the European Economic Community. The 14 supranationals are the largest group of borrowers in the world. All supranationals are currently rated at least AA or equivalent by at least one recognized rating agency, with most rated AAA. The MLIs consist of five development finance institutions, six European multilateral financing organizations, and Intelsat supported satellite system operations. The MLIs are not the direct obligations of any one country, but are sovereign-supported financial institutions whose creditworthiness depend upon the member countries' willingness and ability to support their obligations and their own financial strength and expertise. Continued support of a supranational organization by its government members is subject to a variety of political, economic and other factors. The voting power of each member country within a particular supranational closely follows the financial obligations of that country. MLIs include the African Development Bank, Asian Development Bank, Council of Europe Resettlement Fund, European Bank for Reconstruction and Development, European Investment Bank, Eurofima, Eutelsat, Intelsat, Inter-American Development Bank, International Finance Corporation, Nordic Investment Bank, and The World Bank.

OPTIONS AND FUTURES CONTRACTS

The Fund may purchase and sell ("write") both put options and call options on securities, securities indices and foreign currencies, enter into interest rate, foreign currency and index futures contracts, and purchase and sell options on such futures contracts ("futures options") for various reasons: to hedge portfolio securities against adverse fluctuations, to adjust the level of market exposure of a portfolio, to facilitate trading, to reduce transactions costs, and/or to seek higher investment returns when a futures or option contract is attractively priced relative to a typical Portfolio investment in the underlying security or index or securities highly correlated to the underlying index, and not for speculation. The Fund may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. If other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided the Board of Trustees determines that their use is consistent with the Fund's investment objectives, and their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Fund.

OPTIONS ON SECURITIES OR INDICES. The Fund may purchase and write options on securities and indices. An index is a statistical measure designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators such as the Merrill Lynch 1 to 3 Year Global Government Bond Index, the JP Morgan Global Government Bond Index, and the Lehman Brothers Government/Corporate Index.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of "American Style" options) or at the expiration of the option (in the case of the "European Style" options). The writer of a call or put option on a security is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security, as the case may be. The writer of an option on an index is obligated upon exercise of the option to pay the difference between the cash value of the index and the exercise price multiplied by a specified multiplier for the index option, such difference always being positive.

The Fund will write call options and put options only if they are "covered" as defined in the Prospectus. If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund generally realizes a capital loss equal to the premium paid, with the exception that certain losses on put options purchased may be deferred for tax accounting purposes. See "Taxation - Hedging Transactions".

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (i.e., of the same type, with respect to the same underlying security or index, and with the same exercise price and expiration date). The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option; if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain; if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The market value of a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as an asset and the associated liability is subsequently marked to market daily. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDICES. Several risks are associated with transactions in options on securities and indices. For example, significant differences between the securities and options markets could result in an imperfect correlation between those markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FOREIGN CURRENCY OPTIONS. The Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Fund will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

COMBINATIONS OF OPTIONS. The Fund may employ certain combinations of put and call options. A "straddle" involves the purchase of a put and call option on
the same security with the same exercise prices and expiration dates.   A
"strangle" involves the purchase of a put option and a call option on the same security with the same expiration dates but different exercise prices. A "collar" involves the purchase of a put option and the sale of a call option on the same security with the same expiration dates but different exercise prices. A "spread" involves the sale of an option and the purchase of the same type of option (put or call) on the same security with the same or different expiration dates and different exercise prices. The Fund may, at the same time it employs certain combination of options, also have a position in the underlying security, and a holding of segregated collateral as part of its "coverage" of short options. Hence, the Fund's entire position related to a particular security, index, foreign currency, or future may be complex; however, the Fund will always be in a covered position with respect to options sold by the Fund.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may use interest rate, foreign currency or index futures contracts. An interest rate or foreign currency contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of a certain specified securities, no physical delivery of these securities is made.

A public market exists in futures contracts covering several indices as well as a number of financial instruments and foreign currencies, including U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit ("ECU"). Other futures contracts are likely to be developed and traded in the future. The Fund intends to enter primarily into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. However, the Fund may also enter into currency forward contracts, which are not exchange-traded (see "Foreign Currency Transactions").

The Fund may also purchase and write call and put options on futures contracts. Futures options possess many of the same characteristics as options on securities and indices. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

As long as required by regulatory authorities, the Fund will use futures contracts and futures options for hedging purposes and not for speculation. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost by using futures contracts and futures options.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its Custodian (or futures commission merchant, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the futures commission merchant of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. The Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money", would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, the Fund will maintain with its Custodian (and mark to market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its Custodian (and mark to market on a daily basis) liquid assets, that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with characteristics substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

When selling a call option on a futures contract, the Fund will maintain with its Custodian (and mark to market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with characteristics substantially similar to that of the index on which the futures contract is based), or by holding a separate call option permitting the fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its Custodian (and mark to market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

In order to comply with currently applicable regulations of the Commodity Futures Trading Commission ("CFTC") for exemption from the definition of a "commodity pool", the Fund is limited in its futures trading activities to (i) positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, and (ii) other positions for the establishment of which the aggregate initial margin and premiums (less the amount by which any such options are "in-the-money") do not exceed 5% of the investment company's net assets.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Taxation".

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation, depending on circumstances such as variations in speculative market demand for futures and futures options relative to the demand for securities, technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during particular trading days and therefore does not limit potential losses, because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, in which event the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

OTC OR DEALER OPTIONS. The Fund may engage in transactions involving OTC options on securities, currencies, or indices as well as exchange-traded options. Certain risks are specific to OTC options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase an OTC option it would rely on the counter-party (typically a broker, bank, or other financial institution) from whom it purchased the option to perform if the option were exercised. Failure by the counter-party to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, the Fund may generally be able to realize the value of a OTC option it has purchased only by exercising or reselling the option to the counter-party who issued it. Similarly, when the Fund writes a OTC option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the counter-party to whom the Fund originally wrote the option. While the Fund will seek to enter into OTC options only with counter-parties who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a OTC option at a favorable price at any time prior to expiration. Unless the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the counter-party, the Fund may be unable to liquidate a OTC option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased OTC options and the assets used to secure written OTC options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the counter-party agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat OTC options as subject to the Fund's limitation on unmarketable securities. If the SEC changes its position on the liquidity of OTC options, the Fund will change its treatment of such instruments accordingly.

FOREIGN CURRENCY TRANSACTIONS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may sell a forward contract, for example, when it purchases a foreign security denominated in a foreign currency, in an attempt to remove the effect of exchange rate changes on the value of the position. Such exchange rate changes, had their effect not been removed, may have been either favorable or unfavorable to the Fund. Removing or partially removing the effect of such currency rate changes does not remove other sources of price variation in a security, due to the type of security and its exposure to various risks.

Precise matching of the amount of forward currency contracts and the value of the Fund's securities denominated in such currencies will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decision made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determined that the best interests of the Fund will be served by doing so.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of the foreign currency the Fund is obligated to deliver.

If the Fund retains a portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might results from an increase in the value of that currency.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

COVERED SHORT SALES

As discussed in the Prospectus, the Fund may make covered short sales of securities to hedge against market risks. Generally, the Fund expects to make such sales in connection with the Fund's option and futures strategies. For example, the Fund may engage in option spreads in which it is both the purchaser and the covered writer of the same type of option (puts or calls) on the same underlying security with the options having different exercise prices and/or expiration dates. When the Fund enters into such a spread involving two put options, it is sometimes advantageous to enter into a "synthetic put" position instead of purchasing the put option which is the long side of the spread. A synthetic put position is created by a short sale of the underlying security which is hedged or covered by long position in a call option with the same terms as the put option being synthesized.

The Fund may also make short sales which are covered or hedged by securities convertible or exchangeable into an equal number of shares of the securities sold short or by holdings of the same security (known as "short sales against the box"). Short sales against the box may be made for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of such a sale and/or to defer the realization of gain or loss for Federal income tax purposes. The Fund will segregate in a special account with its Custodian or broker an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The extent to which the Fund may make such short sales may be limited by the Code's requirements for qualification as a regulated investment company. (See "Taxation").

CONVERTIBLE SECURITIES, SYNTHETIC CONVERTIBLE POSITIONS, AND WARRANTS

The Master Fixed Income Portfolio and the Enhanced Equity Portfolio may invest in securities which may be exchanged for, converted into or exercised to acquire a predetermined number of shares of common stock of the same or a different issuer at the option of the Portfolio during a specified time period. Such securities include convertible securities (i.e., convertible preferred stock and convertible debentures) and warrants. A convertible security is generally a fixed income security which is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities.
In addition, the Portfolio may create a synthetic convertible position in which the Portfolio purchases both (i) high-grade cash equivalents or a high grade non-convertible fixed income security of an issuer (or U.S. Government securities) and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest from the debt obligation that will be earned over the holding period of the option or warrant.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed income security, a convertible security tends to increase in value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities and synthetic convertible positions generally entail less risk than investments in common stock of the same issuer.

Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercise, resulting in a loss of the Portfolio's entire investment therein).

ILLIQUID SECURITIES

Under the Fund's investment restrictions, the Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. See "Investment Limitations". The Investment Adviser will monitor the amount of illiquid securities in each Portfolio to ensure compliance with the Fund's investment limitations. In the absence of a readily available market for such securities, the restrictions on resale may cause such securities to be considered illiquid.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act, the Company's Board of
Trustees may determine that such securities are not illiquid securities, notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

INVESTMENT GRADE BONDS

See the Appendix for a description of securities ratings. The "high grade" investment standard which the Fund uses only includes the highest three categories for debt over one year maturity (A or better) and A-1 or equivalent for short term maturities. The rating agencies themselves generally define investment grade to include the top four categories for debt over one year maturity. Subsequent to its purchase by a Portfolio, a security may be assigned a lower rating or cease to be rated. In addition to considering ratings assigned by the rating services in connection with its selection of investments for the Portfolios, the Adviser will consider, among other things, information concerning the financial history and conditions of the issuer and its revenue and expense prospects.

Debt obligations in the BBB or equivalent category have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with respect to higher grade bonds.

Debt obligations that are below investment grade are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher rated fixed income securities. Such high-yielding securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which react more to fluctuations in the general level of interest rates. The Adviser seeks to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial market. However, while diversification reduces the effect on the Portfolios of any single investment, it does not reduce the overall risk of investing in lower rated securities. In no event will the Portfolios invest in any security rated below CCC or equivalent at the time of purchase.

LENDING OF PORTFOLIO SECURITIES

For the purpose or realizing income, each Portfolio may lend securities with a value of up to 30% of its total assets to broker-dealers, institutional investors or other persons. The Fund will have the right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within a longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. Loans will only be made to persons deemed by the Adviser to be of good standing in accordance with standards approved by the Board of Trustees and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

BORROWING

The Fund may borrow for temporary, extraordinary or emergency purposes, or for the clearance of transactions. The Investment Company Act of 1940 (the "1940 Act") requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As a matter of operating policy, the Fund will not borrow in excess of 15% of its total assets (see "Investment Limitations"). To avoid the potential leveraging effects of the Fund's borrowings, investments will not be made while borrowings are in excess of 5% of the Fund's total assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with any such borrowing or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.

FOREIGN SECURITIES

There are special risks in investing in foreign securities in addition to those relating to investments in U.S. securities.

POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment of these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

CURRENCY FLUCTUATIONS. The Fund will invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of the Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

MARKET CHARACTERISTICS. The Fund may invest in foreign bonds, stocks or other debt or equity- related securities. While the foreign stocks or equity-related securities may be exchange traded, the Fund expects that most foreign debt securities in which the Fund invests will be purchased in over-the-counter markets or on bond exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock or bond markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund's portfolio securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

Transactions in options on securities, futures contracts, futures options, currency contracts and options on currencies may not be regulated as effectively on foreign exchanges as similar transaction in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States.

The value of the Fund's portfolio positions may also be adversely impacted by delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

LEGAL AND REGULATORY MATTERS. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

TAXES. The interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Fund. (See "Other Taxation").

                                INVESTMENT LIMITATIONS

The Fund has adopted the investment restrictions described below. Fundamental policies of the Fund may not be changed without the approval of the lesser of
(1) 67% of the Portfolio's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Portfolio's outstanding shares. Operating policies are subject to change by the Board of Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess occurs immediately after, and is caused by, an acquisition of securities of assets of, or borrowings by, the Fund.

FUNDAMENTAL POLICIES

As a matter of fundamental policy, a Portfolio may not:

(1) INDUSTRY CONCENTRATION. Purchase securities of issuers conducting their principal business activities in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio's investments in that industry would constitute 25% or more of its total assets, provided that:
(i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry); and (iii) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance will be considered as separate industries). For purposes of this policy, the Adviser classifies companies into approximately forty industries based on their primary business and financial characteristics.

(2) OIL, GAS, REAL ESTATE. Invest directly in real estate, oil, gas, or other mineral exploration or development programs; however, this limitation will not prevent the purchase of securities of companies engaged in such activities or secured by interests in such activities.

(3) LOANS. Make loans, except that the Portfolio may (i) purchase money market securities and enter into repurchase agreements, (ii) acquire bonds, debentures, notes and other debt securities, and (iii) lend portfolio securities in an amount not to exceed 30% of its total assets.

(4) MARGIN. Purchase securities on margin, except that the Portfolio may (i) use short-term credit necessary for clearance of purchases of portfolio securities, and (ii) make margin deposits in connection with futures contracts and options on futures contracts.

(5) SINGLE ISSUER DIVERSIFICATION. With respect to 75% of its total assets, purchase securities of issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its assets would be invested in the securities of any single issuer or it would own more than 10% of the voting securities of any issuer.

(6) UNDERWRITING. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

(7) BORROWING. Borrow money, except as a temporary measure for extraordinary or emergency purposes or for the clearance of transactions, and then only in amounts not exceeding 15% of its total assets valued at market (for this purpose, delayed delivery transactions covered by segregated accounts are not considered to be borrowings).

OPERATING POLICIES

As a matter of operating policy, a Portfolio may not:

(1) COMMODITIES. Purchase or sell commodities or commodity contracts, except that a Portfolio may (i) enter into financial and currency futures contracts and options on such futures contracts, (ii) enter into forward foreign currency exchange contracts (the Fund does not consider such contracts to be commodities), and (iii) invest in instruments which have the characteristics of both futures contracts and securities.

(2) ILLIQUID SECURITIES. Purchase a security if, as a result of such purchase, more than 15% of the value of the Portfolio's net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days.

(3) INVESTMENT COMPANIES. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Purchase or retain the securities of any issuer if, to the knowledge of the Trust's management, any officers and Trustees of the Trust and of the Adviser who own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

(5) UNSEASONED ISSUERS. Purchase securities (other than obligations issued or guaranteed by the U.S. Government or any foreign government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's net assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer will include the period of operation of any predecessor or unconditional guarantor of such issuer).

INVESTMENT STRATEGY OF ENHANCED EQUITY PORTFOLIO

Since 1996, the Adviser has been using a proprietary model with more than 50 factors based on work pioneered by Professor Robert A. Haugen to manage the Enhanced Equity Portfolio. Using this model, the Adviser constructs a portfolio of stocks that it believes has the following attractive characteristics: high return on equity and earnings growth; high cash flow to price ratio and earnings to price ratio; positive price momentum over the last six to twelve months; low "beta" and return volatility; and high trading volume and low bid/ask price spreads.

Such a portfolio of stocks cannot be constructed by simply "screening" an equity data base for individual issues each of which meets all of the desired characteristics. For example, companies with high profitability generally do not have low valuations. The Adviser believes that the statistical modeling process developed by Professor Haugen enables it to assemble a portfolio of securities that in the aggregate has the desired characteristics (a portfolio with an overall profile that Professor Haugen has called the profile of a "super stock").

The Adviser believes that this approach, which has been discussed in leading academic journals, has significant ability to identify portfolios of attractive stocks. The Adviser believes that its disciplined multi-factor approach will result in more consistent value added over a market cycle than traditional strategies which focus on a single style or factor (e.g. value, growth, small cap, or earnings momentum). However, because there are risks inherent in all securities investments, there is no assurance that the Enhanced Equity Portfolio's investment objective will be achieved.

Using factors from each of the five categories described above, the Adviser determines the relative attractiveness (expected return) of each security from a universe of approximately 1,100 of the largest publicly traded domestic equity securities. Once these relative expected returns are calculated, a portfolio is constructed from the entire universe with the following constraints and objectives:

    Targeted Return -- Expected portfolio return is typically targeted as 3% higher than the annual return on the stocks comprising the Standard & Poor's 500 Stock Price Index (the "S&P 500").

    Industry Weightings -- Typically, industry sector weightings are constrained to closely match those of the S&P 500, deviating no more than 1% above or below the S&P 500 weightings.

    Size -- Average market capitalization is typically targeted to be greater than $15 billion.

    Growth -- Using specific accounting-related variables, such as return on equity, the portfolio is constrained to have higher earnings growth than the average growth of securities in the universe.

    Value -- Using specific accounting-related variables, such as the ratio of cash flow to price, the portfolio is constrained to be of higher value than securities in the universe(i.e., its cash flow and earnings are priced relatively cheaply by the market).

    Maximum Issuer Weighting -- The market value of the stock of any issuer, when added to the portfolio, is constrained to be no greater than 3% of the aggregate market value of the portfolio. The weighting of the stock of an issuer may increase due to the relative performance of the stock during the period in which it is held, but under no circumstances will the weighting of any stock exceed 5% of the aggregate market value of the portfolio.

    Liquidity -- The size of the Portfolio's position in each security is evaluated relative to the total outstanding shares of the issuer, the market "float" and the trading volume to ensure that all positions remain liquid and that the Adviser's periodic rebalancing of the portfolio does not significantly impact the price of the security.

    Number of Stocks -- The number of stocks held by the Portfolio will typically range between 60 and 90.

The Adviser seeks to control overall portfolio risk by using a mathematical model designed to minimize portfolio risk relative to that of the overall stock market. The Adviser uses an [optimizer] to ensure that it accurately takes into account the relationship among industries, sectors, and individual securities in order to capture maximum diversification benefits given its expected return target.

The Adviser monitors the stocks held by the Portfolio on a real-time basis using its proprietary portfolio management system. All holdings are monitored for new developments in terms of news events (such as lawsuits or takeover bids) as well as significant changes in fundamental factors. Expected returns are updated monthly and are used to reoptimize the portfolio. The Adviser enters into portfolio trades only when it believes the incremental return more than exceeds the associated transaction costs. The targeted annual portfolio turnover ranges from 100-120%.

                                  PURCHASE OF SHARES

Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, and (ii) to reduce or waive the minimum for initial and subsequent investments where certain economies can be achieved in sales of the Portfolio's shares. In addition to cash, the Fund may accept securities as payment for shares in any Portfolio at the applicable net asset value per share. The Fund will only consider accepting securities which: (1) meet the investment objective and policies of the Portfolio accepting the securities; (2) will be acquired for investment and not for resale; (3) are liquid securities and not restricted as to transfer either by law or market liquidity; and (4) have a readily ascertainable value.

                                 REDEMPTION OF SHARES

Each Portfolio may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the Commission may permit.

                                MANAGEMENT OF THE FUND


The officers of the Fund manage its day to day operations and are responsible to the Fund's Board of Trustees. The following is a list of Trustees and officers of the Fund and their principal occupations during the past five years. The mailing address of the Trustees and officers of the Fund is 700 South Flower Street, Suite 2400, Los Angeles, CA 90017. (* indicates a Trustee who is an interested person of the Fund, as defined under the 1940 Act.)

MICHAEL F. KOEHN* - CHAIRMAN OF THE BOARD OF TRUSTEES, Date of Birth: 9/16/46. 700 SOUTH FLOWER STREET, SUITE 2400, LOS ANGELES, CA 90017
President and Chief Executive Officer of the Adviser, Director of Analytic Optioned Equity Fund and President of Analysis Group, Inc., a consulting firm providing economic and financial consulting services. He earned a Ph.D. in Finance at the Wharton School, University of Pennsylvania.

MICHAEL D. BUTLER - TRUSTEE, Date of Birth:  4/24/35.
28775 EL MIO LANE, MISSION VIEJO, CA 92692
Director of Analytic Optioned Equity Fund. Professor emeritus of Social Sciences, former Dean of Undergraduate Studies at the University of California at Irvine and former member of the Society of Fellows, Harvard University.

ROBERTSON WHITTEMORE - TRUSTEE, Date of Birth:  10/30/44.
8470 EL PASEO GRANDE, LA JOLLA, CA 92037
Director of Analytic Optioned Equity Fund, Inc.; and Partner, Encore of La Jolla, retail clothing store. Former real estate broker; attorney, President of La Jolla Town Council, trustee of Combined Arts and Education Council of San Diego, and Executive Director of the San Diego Community Foundation. He earned his B.A. from Yale University, and his J.D. and M.B.A. from the University of California at Berkeley.

HARINDRA DE SILVA, PH.D., CFA - PRESIDENT, Date of Birth:  9/15/60.
700 SOUTH FLOWER STREET, SUITE 2400, LOS ANGELES, CA 90017
Managing Director of the Adviser and President of Analytic Optioned Equity Fund, Inc. He holds a B.S. from the University of Manchester at Manchester England, a M.B.A. from Simon School at Rochester New York and he earned his Ph.D. in Finance from the University of California at Irvine. He concurrently serves as a principal of Analysis Group, Inc., which he joined in 1986.

CHARLES L. DOBSON-EXECUTIVE VICE PRESIDENT AND SECRETARY, Date of
Birth:12/9/41.
700 SOUTH FLOWER STREET, SUITE 2400, LOS ANGELES, CA 90017 Director, Secretary and Portfolio Manager of the Adviser and Executive Vice President and Secretary of Analytic Optioned Equity Fund, Inc. He holds a B.A. in Economics and M.S. in Administration from the University of California, Irvine.

GREGORY M. MC MURRAN - TREASURER, Date of Birth:  7/20/54.
700 SOUTH FLOWER STREET, SUITE 2400, LOS ANGELES, CA 90017
Chief Investment Officer of the Adviser and Treasurer of the Analytic Optioned Equity Fund, Inc. He has been with the Adviser as a Portfolio Manager since
October 1976.   He holds a B.A. in economics from the University of California at Irvine and a M.A. in economics from California State University at Fullerton.

MARIE NASTASI ARLT - SENIOR VICE PRESIDENT, Date of Birth:  11/8/49.
700 SOUTH FLOWER STREET, SUITE 2400, LOS ANGELES, CA 90017
Chief Operating Officer and Secretary of the Adviser and Senior Vice President of Analytic Optioned Equity Fund, Inc. She holds a B.A. from California State University, Fullerton. She concurrently serves as Vice President of Analytic-TSA Investors, Inc. Formerly she served as Managing Director and Executive Vice President of TSA Capital Management.

ANGELO A. CALVELLO - SENIOR VICE PRESIDENT, Date of Birth:  10/2/56.
700 SOUTH FLOWER STREET, SUITE 2400, LOS ANGELES, CA 90017
Director of Business Developement of the Adviser and Senior Vice President of Analytic Optioned Equity Fund, Inc. He earned a B.A., M.A. and Ph.D. in Philosophy from DePaul University at Chicago, Illinois. Formerly, he served as Executive Vice President at Credit Agricole Futures and Vice President of The Chicago Mercantile Exchange.

Officers and Trustees of the Fund who are affiliates of the Adviser receive no fee or salary from the Fund. Each Trustee who is not an affiliate of the Adviser receives an annual fee of $2,000 plus $1,000 per meeting attended and reimbursement for expenses. For the fiscal year ended December 31, 1996, total compensation received by the three Trustees who are not affiliates of the Adviser is as follows:


                                Aggregate                                                            Total Compensation From
                            Compensation from        Pension/Retirement         Estimated Annual    Analytic Optioned Equity
                          The Analytic Series       Benefits Accrued as           Benefits from      Fund and The Analytic
    Name                           Fund            Part of Fund Expenses           Retirement              Series Fund
-----------------------   -------------------      ---------------------        ----------------    ------------------------
Michael D. Butler                $5,000                     None                     None                  $10,000
Robertson Whittemore             $5,060                     None                     None                  $10,120
Robert E. Villagrana             $3,020                     None                     None                   $6,040


                                PRINCIPAL SHAREHOLDERS

The following tables show, as of September 30, 1997 the beneficial ownership of each Portfolio's common stock by all officers and Trustees of the Fund (as a group) and the record ownership of shares by each person known to the Fund to be a record owner of more than 5% of the issued and outstanding common stock of a Portfolio. Except for shares held by officers and Trustees, the Fund has no information regarding beneficial ownership of such shares.

          SHORT-TERM GOVERNMENT PORTFOLIO (TOTAL SHARES OUTSTANDING 104,974)

Name and Address                                 Number of Shares    Percentage
----------------                                 ----------------    ----------

Analytic- TSA Global Asset Management, Inc.             42,995            41%
FAO Prison Law Office
700 South Flower Street
Suite 2400
Los Angeles, CA  90017



Analytic-TSA Global Asset Management Inc.               25,375          24.2%
FBO Mountain Grove Cemetery Association
700 South Flower Street
Suite 2400
Los Angeles, CA  90017

Tucker Anthony, Inc.                                  6,009          5.72%
VMEP NHC Pension
4 Landmark Square
Stamford, CT  06901

R. Borzilleir                                         6,003          5.72%
VMEP
4 Landmark Square
Stamford, CT  06901

All Officers and Trustees of the Fund as a group owned less than 1% of the Fund's outstanding shares as of September 30, 1997.

           MASTER FIXED INCOME PORTFOLIO (TOTAL SHARES OUTSTANDING 496,379)


Name and Address                                 Number of Shares    Percentage
----------------                                 ----------------    ----------


National Financial Services Corp.                       113,979            23%
FBO Exclusive Benefit of our Customers
200 Liberty Street
New York, NY 10281

Analytic-TSA Global Asset Management Inc.               87,450          17.6%
FBO Mountain Grove Cemetery Association
700 South Flower Street
Suite 2400
Los Angeles, CA  90017

R. Borzilleir                                        49,391          9.95%
VMEP
4 Landmark Square
Stamford, CT  06901

Tucker Anthony, Inc.                                 48,410          9.75%
VMEP NHC Pension
4 Landmark Square
Stamford, CT  06901

All Officers and Trustees of the Fund as a group
owned 4% of the Fund's outstanding shares as
of September 30, 1997.                               18,862           4.0%

           ENHANCED EQUITY PORTFOLIO (TOTAL SHARES OUTSTANDING 433,218.304)

Name and Address                               Number of Shares    Percentage
----------------                               ----------------    ----------

Analytic-TSA Global Asset Management, Inc.              124,023          28.6%
FAO Prison Law Office
700 South Flower Street
Suite 2400
Los Angeles, CA  90017

Analytic-TSA Global Asset Management, Inc.           86,708          20.0%
FBO Mountain Grove Cemetery Association
700 South Flower Street
Suite 2400
Los Angeles, CA  90017

Name and Address                               Number of Shares    Percentage
----------------                               ----------------    ----------

Analytic-TSA Global Asset Management, Inc.           26,733          6.17%
UAM Profit Sharing Plan
700 South Flower Street
Suite 2400
Los Angeles, CA  90017

Greg McMurran                                           22,895          5.28%
2116 North Westwood Avenue
Santa Ana, CA  92706

All Officers and Trustees of the Fund as
a group owned 8% of the Fund's outstanding
shares as of September 30, 1997.                     36,474           8.0%



                        INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

Analytic Investment Management, Inc. acquired and merged with TSA Capital Management Corporation on January 31, 1996, and became Analytic-TSA Global Asset Management, Inc. Analytic-TSA Global Asset Management, Inc. (the "Adviser") is the investment adviser of the Fund pursuant to an Investment Advisory Agreement between the Fund and the Adviser, dated November 23, 1992 (the "Advisory Agreement"). The Advisory Agreement was approved by the Board of Trustees, including the unanimous vote of the Fund's Trustees who are not parties to the agreement or "interested persons" of the Fund on April 2, 1997 at a meeting called for the purpose of voting on such approval.

The Adviser is a wholly owned subsidiary of United Asset Management Corporation ("UAMC"). UAMC was organized in 1980 by its President and principal stockholder, Norton H. Reamer, for the purpose of acquiring firms engaged in the institutional investment management business.


The officers and directors of the Advisor are:

Roger G. Clarke                         Chairman of the Board
Michael F. Koehn                        Member of the Board, President and Chief
                                        Executive Officer
Gregory M. McMurran                     Chief Investment Officer
Robert Bannon                           Managing Director
Harindra de Silva                       Managing Director and Treasurer
Marie Nastasi Arlt                      Chief Operating Officer and Secretary


THE INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Fund, the Adviser, subject to the control and direction of the Fund's Officers and Board of Trustees, manages the Portfolios of the Fund in accordance with each Portfolio's stated investment objective and policies, and makes investment decisions for the Fund. At its expense, the Adviser provides the office space and all necessary office facilities, equipment, and personnel for providing these services to the Fund.

As compensation for furnishing investment advisory, management and other services, and expenses assumed, pursuant to the Investment Management Agreement, the Short-Term Government, Master Fixed Income, and Enhanced Equity Portfolios pay the Adviser an annual fee equal to 0.30%, 0.45% and 0.60% of average daily net assets, respectively. For the year ended December 31, 1996 the Adviser voluntarily agreed to reimburse expenses that exceeded 0.60%, 0.80%, and 1.00% of average daily net assets for the Short-Term Government, Master Fixed Income, and Enhanced Equity Portfolios,
respectively.   For the year ended December 31, 1995, the Adviser voluntarily agreed to reimburse expenses that exceeded 0.50%, 0.70%, and 0.80% of average daily net assets for the Short-Term Government, Master Fixed Income, and Enhanced Equity Portfolios, respectively. After such reimbursements, for the year ended December 31, 1996, the Short-Term Government Portfolio paid $36,314, the Master Fixed Income Portfolio paid $70,152, and the Enhanced Equity Portfolio paid $3,860 in advisory fees. For the year ended December 31, 1995, the Master Fixed Income Portfolio paid $9,100, and the Short-Term Government and Enhanced Equity Portfolios paid no advisory fees.

Under the Management Agreement, any liability of the Adviser to the Fund and its shareholders is limited to situations involving its own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Advisory Agreement.

The Management Agreement may not be assigned by the Adviser and will terminate automatically upon assignment. It may be terminated without penalty with respect to any Portfolio upon 60-days' written notice by either party or by a vote of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act). The Management Agreement may be amended with respect to any Portfolio by a vote of a majority of the Trustees of the Fund, including a majority of the disinterested trustees, cast in person at a meeting called for that purpose, subject to approval by the vote of a majority of the Portfolio's outstanding voting securities.


                               ADMINISTRATIVE SERVICES

UAM Fund Services, Inc. ("UAM Fund Services"), a wholly-owned subsidiary of UAMC, has agreed to perform and oversee all administrative, fund accounting, dividend disbursing and transfer agent services to the Fund pursuant to a Fund Administration Agreement with the Fund (the "Administration Agreement") dated May 16, 1997. UAM Fund Services has subcontracted some of these services to Chase Global Funds Services Company ("Chase Global Funds Services"), an affiliate of The Chase Manhattan Bank.

The Fund pays UAM Fund Services a two part monthly fee: a Fund specific fee, at the annual rate of 0.04% of net assets which is retained by UAM Fund Services and a sub-administration fee which UAM Fund Services in turn pays to Chase Global Funds Services. Chase Global Funds Services' monthly fee for its services is calculated on an annualized basis as follows:

      0.19 of 1%    of the first $200 million of total net assets of the Fund
      0.11 of 1%    on the next $800 million of total net assets
      0.07 of 1%    on total net assets over $1 billion up to $3 billion
      0.05 of 1%    on total net assets over $3 billion

The Fund is subject to a graduated minimum fee schedule which starts at $2,000 per month and increases to $70,000 annually after eighteen months. If a separate class of shares is added, its minimum annual fee increases by $20,000.

The fees paid to Chase Global Funds Services are the responsibility of UAM Fund Services, and not the Fund.

Under the Administration Agreement, any liability of UAM Fund Services to the Fund and its shareholders is limited to situations involving its own willful misfeasance, bad faith, gross negligence or reckless disregard of duties. In addition, the Fund has agreed to indemnify UAM Fund Services against certain matters, including all expenses arising out of actions of UAM Fund Services pursuant to the Administration Agreement (other than those involving UAM Fund Services' willful misfeasance, bad faith, gross negligence or reckless disregard of duties).

UAM Fund Services may assign its obligations under the Administration Agreement to subcontractors approved by the Board of Trustees, but no such assignment will relieve UAM Fund Services of its obligations to the Fund. The Agreement may be terminated without penalty upon 60-days' written notice by either party.

                               DISTRIBUTOR

UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAMC, distributes shares of the Fund. Under the Distribution Agreement (the "Distribution Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the

Distribution Agreement. The Distribution Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Distribution Agreement must include a majority of Trustees who are not interested persons of any party to the Distribution Agreement.

The term and termination provisions of the Distribution Agreement are similar to those of the Fund's Investment Management Agreement. In addition, it contains provisions limiting the liability of, and providing indemnification to, the Distributor, that are similar to those of the Administration Agreement, except that nothing in the Distribution Agreement protects the Distributor from any liabilities which it may have under the Securities Act of 1933 or the 1940 Act.

                               PORTFOLIO TRANSACTIONS

Provided that best execution is obtained, the Adviser may consider sales of the Portfolios' shares and the provision of research services to the Adviser as factors in the selection of broker-dealers to execute portfolio transactions, and may enter into agreements whereby a portion of the commissions earned by a broker-dealer on the transactions placed with a broker-dealer will be reimbursed to the Portfolios by the payment of all or a portion of the Portfolios' expenses, including custodian fees. Research services furnished by brokers through which a Portfolio affects portfolio transactions may be used by the Adviser servicing all of its accounts. Similarly, research services furnished by brokers through which the Adviser's other accounts affect portfolio transactions may be used in servicing a Portfolio. During the years ended December 31, 1996 and 1995, the aggregate commissions paid were $0 by the Short-Term Government Portfolio, $27,017 and $8,587 by the Master Fixed Income Portfolio and $24,710 and $2,360 by the Enhanced Equity Portfolio. None of these amounts were directed to brokers because of research services provided to the Adviser.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Portfolio to pay a broker-dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Portfolio in excess of the commission another broker-dealer would have charged for effecting that transaction. The Adviser does not engage brokers and dealers whose commissions are believed to be unreasonable in relation to brokerage and research services provided.


If a Portfolio effects a closing transaction with respect to an option purchased or written by it, normally such transaction will be executed by the same broker-dealer who executed the opening purchase or sale of the option, except where the Portfolio utilizes a clearing agent. Likewise, if an option written or purchased by a Portfolio is exercised, normally the sale or purchase of the underlying securities will be executed by the same broker-dealer or clearing agent who executed the opening purchase or sale of the option.

The Adviser currently manages separate accounts aggregating in excess of $1,000,000,000 which employ investment strategies similar to those used by the Portfolios. At times, investment decisions may be made to purchase or sell the same investment security for a Portfolio and one or more of the other clients advised by the Adviser. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security or option, the transactions will be allocated as to amount and price in a manner considered equitable to each and so that each receives, to the extent practicable, the average price or premium for such transaction. There may be circumstances in which such simultaneous transactions would be disadvantageous to a Portfolio with respect to price and availability of securities. In other cases, however, it is believed that transactions would be advantageous to a Portfolio.

PORTFOLIO VALUATION

Each Portfolio's share price or net asset value per share is calculated by dividing the total value of the Portfolio's assets, less total liabilities, by the total outstanding shares of the Portfolio. Portfolio securities which are traded on a national securities exchange are valued at the last sale price or if there is no recent last sale, at the mean between the current bid and asked prices. All other securities not so traded are valued at the mean between the last current bid and asked prices if market quotations are available. Futures contracts are valued daily at the official settlement price of the exchange on which they are traded. Other securities and assets are valued at fair value in accordance with methods determined in good faith by the Fund's Board of Trustees.

                                       TAXATION

Each Portfolio has elected to be treated and intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and will be treated as a corporate entity for such purposes. To qualify as a regulated investment company, a Portfolio must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test");
(b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely (1) stocks or securities, (2) options, futures, or forward contracts (other than those on foreign currencies), and (3) foreign currencies (or options, futures, and forward contracts on foreign currencies) not directly related to its business of investing in stocks or securities (this requirement will no longer apply beginning in fiscal year 1998); (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies (the "Diversification Test")); and (d) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in stocks or securities. To date, such regulations have not been issued.

As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and any capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders. The Short Term Government Portfolio and the Master Fixed Income Portfolio intend to distribute to their shareholders substantially all of their investment company taxable income monthly and any net capital gains annually. The Enhanced Equity Portfolio intends to distribute to its shareholders substantially all of its investment company taxable income quarterly and any net capital gains annually. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income and net capital gain (not taking into account any capital gains or losses as an exception) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on December 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in December of that year to shareholders of record on a date in such a month and paid by a Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, the Portfolios intend to make their distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

Dividends paid out of a Portfolio's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

For corporate investors, dividends paid by the Short Term Government Portfolio will generally not qualify for the dividends received deduction, a minimal amount of dividends paid by the Master Fixed Income Portfolio will qualify for the deduction, and some fraction of dividends by the Enhanced Equity Portfolio will qualify for such deduction. Distributions of net capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held a Portfolio's shares and are not eligible for the dividends received deduction. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.




HEDGING TRANSACTIONS

Many of the options, futures contracts and forward contracts used by the Portfolios are "Section 1256 contracts". Any gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by a Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the results that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Portfolios, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Portfolio. In addition, losses realized by a Portfolio on position that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Portfolios are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Portfolio which is taxed as ordinary income when distributed to shareholders.

A Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.


The 30% limit on gains from the disposition of certain options, futures, and forward contracts held less than three months and the qualifying income and diversification requirements applicable to a Portfolio's assets may limit the extent to which a Portfolio will be able to engage in transaction in options, futures contracts or forward contracts (which will no longer apply beginning in fiscal year 1998).


SALES OF SHARES

Upon disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

The Fund may be required to withhold for U.S. federal income taxes 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

OTHER TAXATION

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser intends to manage the Fund with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporation, a Portfolio will be eligible to elect to "pass-through" to the Portfolio's shareholders the amount of foreign income and similar taxes paid by the Portfolio. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income taxes paid by the Portfolio, and may be entitled either to deduct (as an itemized deduction) his or her pro rate share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Portfolio will "pass-through" for that year. The Fund does not currently expect to be eligible for such "pass-through" election under current operating policies and limitations on holdings of foreign securities.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payable will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the Federal alternate minimum tax and can be used to offset only 90% of the alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Portfolio may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year form the date of issuance) that may be acquired by a Portfolio in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount issued after July 18, 1984 is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some of the debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Portfolio may be treated as having an acquisition discount, or OID in the case of certain types of debt securities. Generally, a Portfolio will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Portfolio may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includible in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain Federal obligations which, if the interest were received directly by a resident of such state, would be exempt form such state's income tax ("qualifying Federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying Federal obligations. Moreover, for state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). The Fund will provide information annually to shareholders indicating the amount and percentage of the Fund's dividend distribution which is attributable to interest on Federal obligations, and will indicate to the extent possible from what types of Federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                YIELD, TOTAL RETURN, AND OTHER PERFORMANCE STATISTICS

PERFORMANCE
As noted in each Prospectus, each Portfolio may from time to time quote various standardized performance figures to illustrate the Portfolios' past performance. They may occasionally cite statistics to reflect volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Portfolios be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Portfolios are based on the new standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Portfolios to compute or express performance follows.

TOTAL RETURN
The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10-year periods (to the extent applicable) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes all income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each 1, 5, and 10-year period and the deduction of all applicable charges and fees.

The average annual total return is calculated according to the SEC formula:

                                          n
                                     P(1+T) = ERV

where:
P    =    a hypothetical initial payment of $1,000
T    =    average annual total return
n    =    number of years
ERV  =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10-year periods at the end of the 1, 5, or 10-year periods (or fractional portion thereof)

The Portfolios may quote total rates of return in addition to their average annual total returns. Such quotations are computed in the same manner as each Portfolio's average annual compounded rate, except that such quotations will be based on each Fund's actual return for a specified period as opposed to its average return over 1, 5, and 10-year periods (or fractional portion thereof).


The total returns for each Portfolio for the various periods have been:

                                      Short Term     Master Fixed    Enhanced
                                      Government       Income         Equity
                                      Portfolio       Portfolio      Portfolio
1 year
7/1/96 - 6/30/97                        6.54%          8.24%         30.96%

From public inception
7/1/93 - 6/30/97                        4.93%          6.82%         19.23%


YIELD
Current yield reflects the income per share earned by a Portfolio's portfolio investments.

Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the share price on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of a Portfolio during the base period. Yield is calculated according to the formula:

                                          a-b      6
                              Yield = 2[(----- + 1)  -1]
                                           cd

where
a    =    dividends and interest earned during the period
b    =    expenses accrued for the period (net of reimbursements)
c    =    the average daily number of shares outstanding during the period that were entitled to receive income distributions
d    =    the share price on the last day of the period


The 30-day yield for the Short-Term Government and Master Fixed Income Portfolios at June 30, 1997 is 5.53% and 5.46%, respectively.


CURRENT DISTRIBUTION RATE

Yield which is calculated according to a formula prescribed by the SEC is not indicative of the amounts which were or will be paid to a Portfolio's shareholders. Amounts paid to shareholders are reflected in the quoted "current distribution rate." The current distribution rate is computed by dividing the total amount of dividends per share paid by a portfolio during the past twelve months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than portfolio security dividends and interest, such as short-term capital gains and is calculated over a different period of time.

VOLATILITY

Occasionally statistics may be used to specify a Portfolio's volatility or risk. Measures of volatility or risk are generally used to compare a Portfolio's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Portfolio relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than
1.00 indicates volatility less than the market. Sometimes beta may be calculated relative to a different market index. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

One measure of performance that adjusts for risk is alpha. Alpha is a measure of the difference between a Portfolio's performance and a market index portfolio with the same beta.

Sales literature referring to the use of a Portfolio as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which is it presumed no federal income tax applies.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

COMPARISONS

To help investors better evaluate how an investment in the Portfolios might satisfy their investment objective, advertisements and other materials regarding the Portfolios may discuss various measures of a Portfolio's performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages, among others, may be used:

a) The Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard and Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry, and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Financial publications: The Wall Street Journal and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

h) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

i) Stocks, Bonds Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

j) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

k) Historical data supplied by the research departments of First Boston Corporation, The J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers, Smith Barney Shearson and Bloomberg L.P.

l) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The S & P 100 Stock Index is a smaller more flexible index for options trading.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Portfolio, that the averages are generally unmanaged. In addition there can be no assurance that a Portfolio will continue this performance as compared to such other averages.

                                ADDITIONAL INFORMATION

THE CUSTODIAN

The Fund's Custodian is The Chase Manhattan Bank. Pursuant to the terms of the Custodian Agreement, the Fund will forward to the Custodian the proceeds of each purchase of Portfolio shares. The Custodian will hold such proceeds and make disbursements therefrom in accordance with the terms of the Custodian Agreement. It will retain possession of the securities purchased with such proceeds and maintain appropriate records with respect to receipt and disbursements of money, receipt and release of securities, and all other transactions of the Custodian with respect to the securities and other assets of each Portfolio.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT

UAM Fund Services, Inc. is responsible for performing and overseeing all administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAM Fund Services has also contracted certain of these services to Chase Global Funds Services Company. Chase Global Funds Services will act as the Fund's sub-dividend disbursing agent, sub-transfer agent and sub-shareholder servicing agent (see "Investment Advisory and Other Services").

INDEPENDENT AUDITORS

Deloitte & Touche LLP, 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as independent auditors to the Fund. The services provided by the firm include the audit of the financial statements of the Fund and services related to other filings made with the SEC.

LEGAL COUNSEL

The Fund's legal counsel is Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071.

FINANCIAL STATEMENTS

The financial statements in the Fund's 1996 Annual Report to Shareholders are incorporated in this Statement of Additional Information by reference. Such financial statements have been audited by the Fund's independent auditors, Deloitte & Touche LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. Such financial statements have been incorporated hereby in reliance upon such reports given upon their authority as experts in accounting and auditing. Also incorporated into this Statement of Additional Information by reference are the Fund's unaudited financial statements included in the Fund's Semi-Annual Report to Shareholders for the period ended June 30, 1997. These unaudited financial statements reflect all adjustments which the Fund believes necessary to a fair statement of the results for the period. Copies of the Fund's Annual Report and Semi-Annual Report to Shareholders may be obtained at no charge by telephoning the Fund at the number on the front page of this Statement of Additional Information.

                        APPENDIX - DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S BOND RATINGS

A Standard & Poor's corporate rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations.

          1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

          2.   Nature of and provisions of the obligation.

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Bonds have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Bonds have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Bonds have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C Bonds are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. A C rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating. It may also be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. MOODY'S BOND RATINGS

Aaa Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal as secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

B Bonds generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

FITCH INVESTORS SERVICE, INC. BOND RATINGS

The Fitch Bond Rating provides a guide to investors in determining the investment risk associated with a particular security. The rating represents its assessment of the issuer's ability the obligations of a specific debt issue. Fitch bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength and credit quality of the issuer.

Bonds which have the same rating are of similar but not necessarily identical high grade investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

In assessing credit risk, Fitch Investors Service relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.
Ratings may be changed, withdrawn, or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstance that Fitch considers to have a material effect on the credit of the obligor.

     AAA rated bonds are considered to be investment grade and of the highest credit quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA rated bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

     A rated bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

     BB rated bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

     B rated bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

     CCC rated bonds may have certain identifiable characteristics which, if not remedied, could lead to the possibility of default in either principal or interest payments.


DUFF & PHELPS, INC. LONG-TERM RATINGS

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.
The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

Rating
Scale                               Definition
--------------------------------------------------------------------------------
AAA         Highest credit quality.  The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
--------------------------------------------------------------------------------
AA+         High credit quality.  Protection factors are strong.  Risk modest,
AA          but may vary slightly from time to time because of economic
AA-         conditions.
--------------------------------------------------------------------------------
A+          Protection factors are average but adequate.  However, risk factors
A           are more variable and greater in periods of economic stress.
A-
--------------------------------------------------------------------------------
BBB+        Below average protection factors but still considered sufficient
BBB         for prudent investment.  Considerable variability in risk during
BBB-        economic cycles.
--------------------------------------------------------------------------------
BB+         Below investment grade but deemed likely to meet obligations when
BB          due.  Present or prospective financial factors fluctuate according
BB-         to industry conditions or company fortunes.  Overall quality may move up or down frequently within this category.

--------------------------------------------------------------------------------
B+          Below investment grade and possessing risk that obligations will
B           not be met when due.  Financial protection factors will fluctuate
B-          widely according to economic cycles, industry conditions and/or company fortunes.  Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.
--------------------------------------------------------------------------------
CCC         Well below investment grade securities.  Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

                                  SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The categories are as follows:

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues within this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 Designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

A-2 Designation indicates that the capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Designation indicates a satisfactory capacity for timely payment. Issues with this designation, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

C Issues have a doubtful capacity for payment.

MOODY'S COMMERCIAL PAPER RATINGS

Moody's rates commercial paper as either Prime, which contains three categories, or Not Prime. The commercial paper ratings are as follows:

P-1 Issuers (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations, normally evidenced by the following characteristics: (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations, normally evidenced by many of the characteristics of a P-1 rating, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers (or related supporting institutions) do not fall within any of the Prime rating categories.

FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes. Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch's short-term ratings are as follows:

     Fitch-1+ (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     Fitch-1 (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated Fitch-1+.

     Fitch-2 (Good Credit Quality) Issues carrying this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.

     Fitch-3 (Fair Credit Quality) Issues carrying his rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change is likely to cause these securities to be rated below investment grade.

     Fitch-S (Weak Credit Quality) Issues carrying this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near term adverse changes in financial and economic conditions.

DUFF & PHELPS, INC. SHORT-TERM RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Asset- backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligors reliance on short-term funds on an ongoing basis.

     A.  Category 1:     High Grade

     Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     B.  Category 2:     Good Grade

     Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     C.  Category 3:     Satisfactory Grade

     Duff 3 Satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     D.  Category 4:     Non-investment Grade

     Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                                        PART C

                                  OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Financial Statements:

         (1)  The following information is included in Part A - Prospectus:

              Financial Highlights


         (2) The following audited and unaudited information is included in Part B - Statement of Additional Information:

              Audited:


              Registrant's Statements of Assets and Liabilities including Schedules of Portfolio Investments, Statements of Changes in Net Assets, Statements of Operations, related notes, and Independent Auditors' Report are included as part of Registrant's Annual Report to Shareholders for the period ended December 31, 1996, and are incorporated by reference in Part B.


              Unaudited:

              Registrant's Statements of Assets and Liabilities including a Schedule of Portfolio Investments, Statements of Changes in Net Assets, Statement of Operations and related notes, are included as part of Registrant's Semi-Annual Report to Shareholders for the period ended June 30, 1997, and are incorporated by reference in Part B.

    (b)  Exhibits

         1.1  Certificate of Trust of Registrant -- filed as Exhibit 1.1 to the
              Form N-1A Registration Statement of registrant on December 15,
              1992 (the "Registration Statement") and incorporated herein by reference.
         1.2  Amendment to Certificate of Trust of Registrant - filed as
              Exhibit 1.2 to Pre-Effective Amendment No. 1 to the Form N-1A
              Registration Statement of the registrant on April 23, 1993
              ("Pre-Effective Amendment No. 1") and incorporated herein by reference.
         1.3  Amended and Restated Declaration of Trust of Registrant - filed as Exhibit 1.3 to Pre-Effective Amendment No. 1 and incorporated herein by reference.
         1.4  Amendment of Amended and Restated Declaration of Trust of
              Registrant - filed as Exhibit 1.4 to Pre-Effective Amendment No.
              6 and incorporated herein by reference.
         2    Bylaws of Registrant -- filed as Exhibit 2 to the Registration
              Statement and incorporated herein by reference.
         3    None
         4    None
         5    Investment Management Agreement between Registrant and Analytic
              Investment Management, Inc. dated November 30, 1992 -- filed as
              Exhibit 5 to the Registration Statement and incorporated herein by reference.
         5.1  Amendment to Investment Management Agreement between Registrant and Analytic Investment Management, Inc. dated March 18, 1993 - filed as Exhibit 5.1 to Pre-Effective Amendment No. 1 and incorporated herein by reference.

         6 Distribution Agreement between Registrant and UAM Fund Distributors, Inc. dated May 1, 1997 -- filed as Exhibit 6 to Registrant's Form N-1A Registration Statement on August 21, 1997 and incorporated herein by reference.


         7    None

         8 Custodian Agreement between Registrant and The Chase Manhattan Bank dated September 8, 1997.
         9.1 Fund Administration Agreement between Registrant and UAM Fund Services, Inc. dated May 16, 1997 -- filed as Exhibit 9.1 to Registrant's Form N-1A Registration Statement on August 21, 1997 and incorporated herein by reference..
         9.2 Mutual Funds Service Agreement between UAM Fund Services, Inc. and Chase Global Funds Services Company dated May 16, 1997 -- filed as Exhibit 9.2 to Registrant's Form N-1A Registration Statement on August 21, 1997 and incorporated herein by reference.

         10 Opinion and Consent of Counsel -- included as part of Registrant's Form 24f-2 Notice filed February 27,1997 and incorporated herein by reference.

         11   Consent of Independent Auditors.

         12   Not applicable.
         13   Investment Representations of Initial Investor - filed as Exhibit
              13 to Pre-Effective Amendment No. 1 and incorporated herein by reference.
         14   Analytic Individual Retirement Account Disclosure Statement and
              Application to Participate -- filed as Exhibit 14 to
              Post-Effective Amendment No. 1 to the Form N-1A Registration
              Statement of Registrant on February 15, 1994, and incorporated herein by reference.
         15   None.
         16   Schedule of Computation of Performance and Yield Quotations in
              Registration Statement -- filed as Exhibit 16 to Post Effective
              Amendment No. 2 to the Form N-1A Registration Statement of
              Registrant on April 29, 1994 and incorporated herein by
              reference.
         17   Financial data schedule.
         18   None.

         19.  Power of Attorney.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         By reason of its common Board of Directors and investment adviser, Analytic Optioned Equity Fund, Inc., a California corporation which is registered as a diversified, open-end management investment company under the 1940 Act, may be deemed to be under common control with the Registrant.

ITEM 26: NUMBER OF HOLDERS OF SECURITIES


                                                           Number of Record
                                                           Holders As of
Portfolio                    Title of Class                September 30, 1997
-----------------------------------------------------------------------------
Short-Term Government   Shares of Beneficial Interest              54
Master Fixed Income     Shares of Beneficial Interest              70
Enhanced Equity         Shares of Beneficial Interest             118

ITEM 27. INDEMNIFICATION

         Section 5.2 of Registrant's Declaration of Trust provides for indemnification of Registrant's trustees and officers against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("Disabling Conduct").

         Section 7 of Registrant's Investment Management Agreement limits the liability of Registrant's Adviser in connection with performing its obligations under the Agreements, except with respect to matters involving its Disabling Conduct.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         During the two years ended December 31, 1996, Analytic-TSA Global Asset Management, Inc. (the "Adviser") has engaged only in the business of acting as investment adviser to fiduciaires and other long-term investors. It also acts as adviser to Analytic Optioned Equity Fund, Inc., an open-end, diversified registered investment company. During such period, the other substantial business, professions, vocations or employments of the directors or officers of the Adviser have been as follows:


Name                         Office                   Other Employment
----                         ------                   ----------------

Roger G. Clarke         Chairman of the Board    President of Analytic-TSA
                        of Directors             Investors (wholly owned
                                                 subsidiary of Adviser) and
                                                 Director of Investment
                                                 Securities of the Church of
                                                 Jesus Christ of Latter Day
                                                 Saints, since January 1996.
                                                 Formerly, Managing Director,
                                                 President, Chief Executive
                                                 Officer and Chief Investment
                                                 Officer of TSA Capital
                                                 Management

Michael F. Koehn        Member of the Board of   Co-founder and President of
                        Directors, President     Analysis Group, Inc.; Director
                        and Chief Executive      of Analytic Optioned Equity
                        Officer                  Fund; Trustee of The Analytic
                                                 Series Fund; Co-founder and
                                                 President of Analysis Group,
                                                 Inc.

Gregory M. McMurran     Chief Investment         Treasurer of Analytic Optioned
                        Officer                  Equity Fund and The Analytic
                                                 Series Fund

Harindra de Silva       Managing Director        President of Analytic Optioned
                        and Treasurer            Equity Fund and The Anaytic
                                                 Series Fund.  President of AG
                                                 Risk Management and Principal
                                                 of Analysis Group

Robert J. Bannon        Managing Director        Portfolio Manager of
                                                 Analytic-TSA Investors (wholly
                                                 owned subsidiary of Adviser)
                                                 since March, 1996.  Formerly,
                                                 Senior Vice President and
                                                 Senior Investment Strategist
                                                 of TSA Capital Management.

Marie Nastasi Arlt      Chief Operating and      Senior Vice President of
                        Secretary                Analytic Optioned Equity Fund
                                                 and The Analytic Series Fund.
                                                 Secretary, Treasurer,
                                                 Principal and Vice President
                                                 of Analytic-TSA Investors
                                                 (wholly owned subsidiary of
                                                 Adviser). Formerly, Executive
                                                 Vice President, Managing
                                                 Director, Principal, Treasurer
                                                 and Secretary of TSA Capital
                                                 Management.

The business address of such persons is 700 South Flower Street, Suite 2400, Los Angeles, CA 90017

ITEM 29. PRINCIPAL UNDERWRITERS

              (a) UAM Fund Distributors, Inc. (the "Distributor"), the firm which acts as sole distributor of the Registrant's shares, also acts as distributor for UAM Funds Trust, UAM Funds, Inc. and The Analytic Optioned Equity Fund, Inc.

              (b) The information required with respect to each Director and officer of the Distributor is incorporated by reference to Schedule A of Form BD filed by the Distributor pursuant to the Securities and Exchange Act of 1934 (SEC File No. 8-41126).

              (c)  Not applicable



ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

              All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained at the offices of the Registrant and its investment adviser (700 South Flower Street, Suite 2400, Los Angeles, CA 90017), the Registrant's sub-transfer agent, sub-dividend disbursing agent and sub-shareholder servicing agent (Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108) and the Registrant's custodian bank (The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245).

ITEM 31. MANAGEMENT SERVICES

              Not applicable

ITEM 32. UNDERTAKINGS

              Registrant hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

              In addition, Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the ______ day of October, 1997.

                               THE ANALYTIC SERIES FUND
                                     (Registrant)



                       By    /s/ Michael F. Koehn
                         -----------------------------------
                              Michael F. Koehn, Chairman

    Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



    NAME                               TITLE                              DATE


/s/ Harindra de Silva
--------------------------
Harindra de Silva                 President                  October ____, 1997

/s/ Gregory M. McMurran
--------------------------
Gregory M. McMurran               Treasurer (Chief           October ____, 1997
                                  Financial Officer)

/s/ Michael F. Koehn
--------------------------
Michael F. Koehn                  Chairman of the            October ____, 1997
                                  Board of Trustees

/s/ Michael D. Butler
--------------------------
Michael D. Butler*                Trustee                    October ____, 1997

/s/ Robertson Whittemore
--------------------------
Robertson Whittemore*             Trustee                    October ____, 1997


                                                             October ____, 1997
*By /s/ Marie Nastasi Arlt
    ----------------------
Marie Nastasi Arlt
Attorney-in-fact

                                    EXHIBIT INDEX

                               THE ANALYTIC SERIES FUND

EXHIBIT       DESCRIPTION

8             Custodian Agreement
11            Consent of Independent Auditors
19            Power of Attorney

27            Financial Data Schedules